                                                                  EXHIBIT 10.7

                      AMENDED AND RESTATED LOAN AGREEMENT

                                     AMONG

                                 PGP II, L.P.

                                      and

                        PETROGLYPH GAS PARTNERS, L.P.,

                                 as Borrowers,

                           PETROGLYPH ENERGY, INC.,

                                as a Guarantor

                                      and

                           THE CHASE MANHATTAN BANK

                                   as Lender



                                  Dated as of

                              September 15, 1997

                               TABLE OF CONTENTS


SECTION 1.        CERTAIN DEFINITIONS AND TERMS.............................  5

SECTION 2.        REVOLVING CREDIT FACILITY AND TERM LOAN FACILITY.......... 17

             2.1  Revolving Credit Commitment............................... 17
             2.2  Borrowing Procedure; Disbursement......................... 17
             2.3  Tranche A Conversion and Tranche B Termination............ 20
             2.4  Notes..................................................... 20
             2.5  Manner of Payments........................................ 20
             2.6  Interest.................................................. 20
             2.7  Computation of Interest................................... 20
             2.8  Default Rate.............................................. 21
             2.9  Principal Payments........................................ 21
            2.10  Mandatory Payment of Loans................................ 21
            2.11  Voluntary Designation of Borrowing Base; Mandatory
                    Cancellation of Revolving Credit Facility............... 22
            2.12  Voluntary Principal Prepayments........................... 22
            2.13  Order of Application...................................... 22
            2.14  Use of Proceeds........................................... 23
            2.15  Capital Adequacy.......................................... 23
            2.16  Commitment Fee............................................ 23
            2.17  Clawback Fee.............................................. 24
            2.18  Joint and Several Liability; Rights of Contribution....... 24
            2.19  Closing Fee............................................... 25

SECTION 3.        CONDITIONS PRECEDENT...................................... 25

             3.1  Initial Loans............................................. 25
             3.2  Each Loan................................................. 25
             3.3  Waiver of Conditions...................................... 25

SECTION 4.        REPRESENTATIONS AND WARRANTIES............................ 26

             4.1  Organization and Powers................................... 26
             4.2  Validity and Binding Nature............................... 26
             4.3  Compliance with Laws and Documents........................ 26
             4.4  Prior Names............................................... 26
             4.5  Relationship with Lender.................................. 26
             4.6  Financial Statements and Reserve Reports.................. 26
             4.7  Labor Matters............................................. 27
             4.8  Litigation................................................ 27
             4.9  Taxes and Claims.......................................... 27
            4.10  Government Regulation..................................... 27

            4.11  Employee Benefit Plans.................................... 27
            4.12  Purpose of Loan........................................... 27
            4.13  Properties; Liens; Debt................................... 27
            4.14  Material Agreements....................................... 27
            4.15  No Consents............................................... 28
            4.16  Environmental Laws; Hazardous Materials................... 28
            4.17  Intentionally deleted..................................... 29
            4.18  Capitalization and Control................................ 29
            4.19  General................................................... 29
            4.20  Mortgaged Properties Same as Properties Engineered........ 29
            4.21  Operation of  Business.................................... 29
            4.22  Operator of Working Interest.............................. 29
            4.23  Exchange Agreement........................................ 29

SECTION 5.        COVENANTS................................................. 30

             5.1  Affirmative Covenants..................................... 30
             5.2  Negative Covenants........................................ 33
             5.3  Reporting Requirements.................................... 36

SECTION 6.        EVENTS OF DEFAULT......................................... 37

             6.1  Payment of Obligation..................................... 37
             6.2  Certain Covenants......................................... 37
             6.3  Other Covenants........................................... 38
             6.4  Loan Documents and Security Documents..................... 38
             6.5  Bankruptcy................................................ 38
             6.6  Attachment................................................ 38
             6.7  Payment of Judgments...................................... 38
             6.8  Default Under Other Debt.................................. 38
             6.9  Material Adverse Effect................................... 38
            6.10  Impairment of Collateral or Ability to Pay................ 39
            6.11  Misrepresentation......................................... 39
            6.12  Change of Control......................................... 39

SECTION 7.        RIGHTS AND REMEDIES....................................... 39

             7.1  Remedies.................................................. 39
             7.2  Performance by Lender..................................... 39
             7.3  Delegation of Duties and Rights........................... 39
             7.4  Expenditures by Lender.................................... 40

SECTION 8.  MISCELLANEOUS................................................... 40

             8.1  Notices................................................... 40
             8.2  Amendments, Etc........................................... 40
             8.3  No Waiver; Remedies Cumulative............................ 40
             8.4  Successors and Assigns.................................... 40
             8.5  Number and Gender of Words; References.................... 40
             8.6  Headings.................................................. 41
             8.7  Exhibits and Schedules.................................... 41
             8.8  Form and Number of Documents.............................. 41
             8.9  Conflicts................................................. 41
            8.10  Waivers by Parent and the Borrowers....................... 41
            8.11  Changes in the Accounting Standard........................ 41
            8.12  Exceptions to Covenants................................... 42
            8.13  Survival.................................................. 42
            8.14  GOVERNING LAW............................................. 42
            8.15  VENUE; SERVICE OF PROCESS................................. 42
            8.16  WAIVER OF JURY TRIAL PUNITIVE DAMAGES, ETC................ 43
            8.17  Maximum Interest Rate..................................... 44
            8.18  Severability.............................................. 44
            8.19  Lender Not in Control..................................... 44
            8.20  Entirety and Amendments................................... 44
            8.21  Multiple Counterparts..................................... 44
            8.22  Petroleum Terms........................................... 45
            8.23  Amendment and Restatement of Original Loan Agreement...... 45

Schedules

        3.1   -    Closing Documents and Conditions
        4.4   -    Prior Names
        4.8   -    Litigation
       4.11   -    Employee Benefit Plans
       4.13   -    Permitted Liens
       4.15   -    Consents
       4.16   -    Environmental Laws
       4.18   -    Ownership
       5.2(a) -    Permitted Debt
        8.1   -    Notices

Exhibits

     A    Advance Request
     B    Financial Report Certificate
     C    Oil and Gas Leases
     D    Assignment and Amendment of Oil and Gas Mortgages
     E    PGP II Oil and Gas Mortgages
     F    PGP Oil and Gas Mortgages
     G    Parent Guaranty
     H    Spanish Peaks Pledge Agreement
     I    Form of Note A
     J    Form of Note B
     K    Well Certificate
     L    Legal Opinion of Counsel
     M    Legal Opinion of Local Counsel
     N    Solvency Certificate
     O    Warrant Agreement
     P    Warrant Certificate
     Q    Registration Rights Agreement

                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------


     THIS AMENDED AND RESTATED LOAN AGREEMENT is entered into as of September 15, 1997, by and among PGP II, L.P., a Delaware limited partnership ("PGP II"),
                                                                      ------
PETROGLYPH GAS PARTNERS, L.P., a Delaware limited partnership ("PGP"),
                                                                ---
PETROGLYPH ENERGY, INC., a Delaware corporation ("Parent") and THE CHASE
                                                  ------
MANHATTAN BANK, a New York state banking corporation ("Lender").
                                                       ------

                             W I T N E S S E T H:

     WHEREAS, PGP II and Texas Commerce Bank National Association ("TCB")
                                                                    ---
entered into that certain Loan Agreement, dated May 25, 1995, as amended by that certain Letter Amendment dated August 29, 1995, by and between TCB and PGP II, as further amended by that certain Letter Amendment dated September 18, 1995, by and between TCB and PGP II, as further amended by that certain Letter Amendment dated March 15, 1996, by and between TCB and PGP II, and as further amended by that certain Fourth Amendment to Loan Agreement dated as of July 1, 1996, by and between TCB and PGP II (as amended, the "Original Loan Agreement"); and
                                         -----------------------

     WHEREAS, TCB, Lender and PGP II entered into that certain Assignment dated of even date herewith, whereby TCB assigned to Lender all of TCB's rights and obligations under the Original Loan Agreement; and

     WHEREAS, Parent, Petroglyph Energy, Inc., a Kansas corporation ("PEI-
                                                                      ---
Kansas") and certain other Persons are parties to the Exchange Agreement (as herein defined) pursuant to which certain partnership interests in PGP and PGP II and certain capital stock of PEI-Kansas will be exchanged for shares of common stock of Parent and PGP, PGP II and PEI-Kansas will become direct or indirect wholly owned Subsidiaries (as herein defined) of Parent; and

     WHEREAS, PGP II, PGP, Parent and Lender desire to amend and restate the Original Loan Agreement as hereinafter set forth in order to, among other things, include PGP as a borrower thereunder, include Parent as a guarantor thereunder, increase the existing revolving credit facility to $20,000,000.00 and provide an additional revolving credit facility from Lender to PGP and PGP II in the amount of $2,500,000.00.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

SECTION 1.  CERTAIN DEFINITIONS AND TERMS.   used herein, the following terms
----------   -----------------------------
shall have the meanings herein indicated:

     Advance Request has the meaning set forth in SECTION 2.2 and shall be
     ---------------                              -----------
substantially in the form of  EXHIBIT A.
                              ---------

     Affiliate means any Person who (a) would be an "affiliate" of either
     ---------
Borrower within the meaning of the regulations promulgated pursuant to the Securities Act of 1933, as such regulations and Act are amended and in effect on the date in question, if such Person were subject to such Act and regulations, or (b) owns any legal or beneficial interest in such Person (except holders of publicly traded shares of Parent), is a director or officer of any Credit Party, or is a relative of any of the Persons described in this clause (b).
                                                         ----------

     Agreement means this Amended and Restated Loan Agreement, including the
     ---------
Schedules and Exhibits hereto, as the same may be in effect from time to time after giving effect to any amendments, supplements, increases, extensions, and renewals hereof.

     Antelope Creek Gathering Assets means the natural gas gathering system
     -------------------------------
owned by PGP on the date hereof located in the Uinta Basin of Utah, including, without limitation, (a) all easements, rights of way, licenses, permits, fee interests, leases, and other rights in and to, or the rights to use, real property for the purposes of construction, maintenance or operation of such gathering systems (b) all pipe, pipelines, compressors, meters, valves, separators, interconnects, and other machinery, equipment, fixtures or fixed assets of any nature comprising a part of or used in connection with the ownership or operation of such gathering system, and (c) all contracts (including, without limitation, gathering agreements, processing agreements and similar agreements) licences, permits entered into or held by PGP in connection with the ownership or operation of such gathering system. The Antelope Creek Gathering Assets are more particularly described in the PGP Oil and Gas Mortgage.

     Apex Borrowing Base means, on any date of determination, the highest
     -------------------
Borrowing Base which has been in effect under this Agreement at any time from and after the Closing Date to such date without giving effect to any increase in the Borrowing Base which is effective on such date.

     Borrowers means PGP II and PGP, and Borrower means either of such Person.
     ---------

     Borrowing Base means, as of the date of determination thereof, an amount
     --------------
equal to the difference of (a) an amount determined in accordance with the terms and conditions of SECTION 2.2(a), minus (b) the sum of (i) the aggregate amount
                  -------------   -----
of all proceeds from the sale of any Proven Reserves in accordance with the terms and conditions of SECTION 5.2(j)(ii), plus (ii) $300,000. During the
                        -----------------   ----
period from the Closing Date to the first Determination Date, the Borrowing Base shall be $7,500,000.00. The Borrowing Base shall periodically be redetermined in accordance with the terms and conditions set forth in SECTION 2.2 and 2.11.
                                                         -----------     ----

     Borrowing Base Deficiency means, on any day, the excess, if any, of the
     -------------------------
outstanding principal balance of the Tranche A Revolving Credit Loans or the Term Loan on such day over the Borrowing Base in effect on such day.

     Business Day means any day excluding Saturday and Sunday and excluding any
     ------------
other day on which Lender is required or authorized to close.

     Change of Control means the occurrence of any of the following:
     -----------------

     (a) before the Exchange (i) PGP shall own less than ninety-nine percent (99%) of PGP II, as the sole limited partner, (ii) NGP shall own less than fifty-one percent (51%) of the limited partnership interests of PGP, (iii) PEI-Kansas shall own less than one percent (1%) of each Borrower, as the sole general partner of such Borrower, (iv) the Management Group shall own, on a combined basis, less than fifty-one percent (51%) of the issued and outstanding capital stock of PEI-Kansas of every class, or (v) NGP shall own less than fifty-one percent (51%) of the outstanding capital stock, if any, of every class with ordinary voting rights of Parent;

     (b) after consummation of the Exchange but prior to the completion of an initial public offering of Parent's common stock which results in Net Proceeds to Parent of at least $15,000,000, the Management Group and NGP shall own, on a combined basis, less than fifty-one percent (51%) of the issued and outstanding capital stock of Parent of every class with ordinary voting rights; or

     (c) after the consummation of the Exchange, any group (other than the Management Group and NGP) becomes the beneficial owner, directly or indirectly, of voting stock of Parent which has aggregate voting power that at the time in question both (i) exceeds the aggregate voting power of all stock of Parent then owned by the Management Group and NGP on a combined basis, and (ii) exceeds thirty percent (30%) of the total voting power of all then outstanding voting stock of Parent. As used in this definition, "person" has the meaning applied to such term in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act"), "group" of persons has the meaning applied to such term in Rule 13d-5 under the Act, and "beneficial owners" has the meaning applied to such term in Rule 13d-3 under the Act, in each case as the Act and the aforementioned Rules thereunder are in effect.

     Closing Date means the date hereof.
     ------------

     Code means the Internal Revenue Code of 1986, as amended, and all
     ----
regulations promulgated and rulings issued thereunder.

     Collateral shall mean all present and future tangible or intangible
     ----------
property and rights of any kind in which the Lender is granted a Lien pursuant to the Security Documents (whether or not perfected).

     Credit Parties means, collectively, Borrowers, Parent, PEI-Kansas, POC and
     --------------
each of their Subsidiaries, and Credit Party means any one of the foregoing.
                                ------------

     Consolidated Subsidiary or Consolidated Subsidiaries means, for any Person,
     ----------------------------------------------------
any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated Financial Statements prepared in accordance with GAAP.

     Current Financials means (a) the consolidated and consolidating balance
     ------------------
sheet of Parent and its Consolidated Subsidiaries as of June 30, 1997 and the related consolidated and consolidating statements of income (loss) and cash flow, copies of which have been provided by Borrowers to Lender.

     Current Maturities of Long Term Debt means as of any applicable date of
     ------------------------------------
determination, that portion of Long Term Debt that should be classified as current in accordance with GAAP.

     Dated Assets has  the meaning set forth in SECTION 2.18.
     ------------                               ------------

     Dated Liabilities has the meaning set forth in SECTION 2.18.
     -----------------                              ------------

     Debt of any Person includes, without duplication, (i) all obligations,
     ----
contingent or otherwise, which in accordance with GAAP should be classified upon such Person's balance sheet as liabilities, (ii) all obligations of such Person for borrowed money, (iii) all obligations of such Person evidenced by bonds, debentures, notes and other similar instruments, (iv) all obligations of such Person upon which interest charges are customarily paid, (v) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (vi) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers incurred in the ordinary course of business and paid, in each case, within forty-five (45) days of the date when each such account is payable), (vii) all obligations under leases which shall have been or should be, in accordance with GAAP, recorded as capitalized leases in respect of which such Person is liable as lessee, (viii) all indebtedness, liabilities and obligations of such Person in connection with any Hydrocarbon Hedge, (ix) all reimbursement obligations, contingent or otherwise, in respect of letters of credit, surety and appeal bonds and performance bonds or similar instruments assuring any other Person of the performance of any act or acts or the payment of any obligation, and (x) all Debt of the types referred to in clauses (i) through (ix) above directly or indirectly guaranteed by such Person.

     Default means any event which with the passage of time or the giving of
     -------
notice or both will be an Event of Default.

     Default Rate means a rate of interest per annum equal to the lesser of (i)
     ------------
the Maximum Rate, or (ii) three percent (3.0%) in excess of the Floating Base Rate (as defined in the Note).

     Determination Date has the meaning set forth in SECTION 2.2(A).
     ------------------                              --------------

     Environmental Laws means any and all laws, statutes, ordinances, rules,
     ------------------
regulations, orders, or determinations of any Governmental Authority pertaining to health or the environment in effect from time to time in any and all jurisdictions in which either Borrower is conducting or at any time has conducted business, or where any property of either Borrower is located, or where any hazardous substances generated by or disposed of by either Borrower are located, including, without limitation, the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the
  ------
Occupational Safety and Health Act of 1970, as amended, the Resource Conversation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking
                                        ----
Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the National Environmental Policy Act, and other environmental, conservation or protection laws. The terms "hazardous substance," "release" and

"threatened release" have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA; provided, however, that in the event either CERCLA or RCRA is amended so as to
--------  -------
broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment with respect to all provisions of this Agreement, and provided further that, to the extent the laws of the state in which any property of either Borrower is located establish a meaning for "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

     ERISA means the Employee Retirement Income Security Act of 1974, as
     -----
amended, and the regulations promulgated and rulings issued thereunder.

     ERISA Affiliate means any Person who is a member of either Borrower's
     ---------------
controlled group, or under common control with either Borrower, within the meaning of Section 414 of the Code and the regulations promulgated and rulings issued thereunder.

     ERISA Event shall mean, with respect to a Borrower and an ERISA Affiliate
     -----------
(a) a "reportable event" as defined in section 4043 of ERISA (other than a reportable event not subject to the provisions for 30-day notice to the PBGC under regulations issued under section 4043 of ERISA), (b) the withdrawal of a Borrower or an ERISA Affiliate from a Plan subject to Title IV of ERISA during a plan year in which it was a "substantial employer" as defined in section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate under section 4041(c) of ERISA, (d) the institution of proceeding to terminate a Plan by the PBGC, (e) the failure to make required contributions which could result in the imposition of a lien under section 412 of the Code or section 302 of ERISA, or (f) any other event or condition which might reasonably be expected to constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or the imposition of any liability under Title IV of ERISA other than PBGC premiums due but not delinquent under section 4007 of ERISA.

     Event of Default shall have the meaning set forth in SECTION 6.
     ----------------                                     ---------

     Exchange means the acquisition by Parent pursuant to the Exchange Agreement
     --------
of all of the outstanding limited partnership interests of PGP and PGP II and all of the stock of PEI-Kansas in exchange for common stock of Parent.

     Exchange Agreement means that certain Exchange Agreement dated August 22,
     ------------------
1997 among Parent, PEI-Kansas, Robert C. Murdock, Robert A. Christensen, S. Kennard Smith, Natural Gas Partners, L.P., Natural Gas Partners II, L.P., Natural Gas Partners III, L.P., R. Gamble Baldwin, Albin Income Trust, John S. Foster, Kenneth A. Hersh and B. Bruce Selkirk.

     Existing Burdens means royalty interests, overriding royalty interests, net
     ----------------
profits interests, production payments or other payments out of or with respect to the production of Hydrocarbons, and which are (a) in existence on the Closing Date and have been taken into account in the ownership interests of each Borrower in and to the Mortgaged Property as set forth in Exhibit A to the Oil and Gas Mortgage executed by each Borrower, (b) reserved by the grantor in an assignment of an Oil and Gas Lease to a Borrower after the Closing Date, or reserved by a lessor in any Oil and

Gas Lease entered into with a Borrower after the Closing Date, (c) assigned or transferred by a Borrower in the ordinary course of business after the Closing Date, with respect to Mineral Interests that are not Mortgaged Property, or (d) permitted by the Lender in writing after the Closing Date.

     Final Termination Date means September 15, 2002.
     ----------------------

     Financial Report Certificate means a certificate substantially in the form
     ----------------------------
of EXHIBIT B and containing such other certifications, statements, calculations,
   ---------
explanations, and conclusions as Lender may request concerning compliance with the Loan Documents.

     Financial Statements means balance sheets, profit and loss statements,
     --------------------
statements of cash flows prepared in comparative form with respect to the corresponding period of the preceding fiscal year and prepared in accordance with GAAP.

     Floating Base Rate has the meaning given to such term in the Notes.
     ------------------

     GAAP means generally accepted accounting principles, applied on a
     ----
consistent basis, set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their successors which are applicable in the circumstances as of the date in question; and the requirement that such principles be applied on a consistent basis means that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period.

     Gas means natural gas, coal seam gas, gas well gas and casinghead gas, and
     ---
the residue therefrom.

     Governmental Authority means any nation or government, any state, county,
     ----------------------
or city and any political subdivision of any of the foregoing and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     Hazardous Material means any hazardous substance, solid waste, and any
     ------------------
other hazardous, toxic or dangerous waste, substance or material defined as such in or for purposes of any Environmental Law or any other similar Law.

     Hydrocarbon Hedge means a swap, collar, floor, cap, option or other
     -----------------
contract (including sales contracts with known prices) which is intended to reduce or eliminate the risk of fluctuations in the price of Hydrocarbons.

     Hydrocarbons means oil, Gas, drop gasoline, natural gasoline, condensate,
     ------------
distillate and all other liquid and gaseous hydrocarbons produced or to be produced in conjunction therewith from a wellbore and all products, by-products and other substances derived therefrom or from the processing thereof, and all other minerals and substances produced in conjunction with such substances, including, but not limited to, sulfur, geothermal steam, water, carbon dioxide, helium and any and all minerals, ores or substances of value and the products and proceeds therefrom.

     Initial Reserve Report means the reserve report of the Mineral Interests
     ----------------------
owned by the Borrowers prepared as of June 30, 1997 by Lee Keeling and Associates, Inc.

     Law means all applicable statutes, laws, ordinances, regulations, orders,
     ---
writs, injunctions or decrees of any Governmental Authority.

     Lender has the meaning set forth in the preamble to this Agreement.
     ------

     Lien means any mortgage, pledge, security interest, encumbrance, lien,
     ----
charge or deposit arrangement or other arrangement having the practical effect of the foregoing and shall include the interest of a vendor or lessor under any conditional sale agreement, capitalized lease or other title retention agreement.

     Litigation means any proceeding, claim, lawsuit or investigation conducted
     ----------
or threatened by or before any Governmental Authority.

     Loan Documents means (a) this Agreement, (b) the Warrant Agreement, (c) the
     --------------
Warrant Certificate, (d) the Registration Rights Agreement, (e) the Security Documents, (f) Note A, (g) Note B, (h) the Parent Guaranty, (i) any and all other notes, mortgages, deeds of trust, security agreements, pledge agreements, financing statements, guaranties and other agreements, documents and instruments ever delivered pursuant to or in connection with this Agreement or the Original Loan Agreement, and (j) all future renewals, extensions, or restatements of, or amendments, modifications or supplements to, all or any part of the foregoing.

     Loans means the Revolving Credit Loans and the Term Loan.
     -----

     Long Term Debt means, as of any applicable date of determination, all Debt
     --------------
of any Credit Party (other than the outstanding principal balance of all Revolving Credit Loans) which should be classified as "funded indebtedness" or "long-term indebtedness" on Financial Statements of the Credit Parties prepared as of such date in accordance with GAAP.

     Management Group means Robert C. Murdock, S. Kennard Smith and Robert A.
     ----------------
Christensen.

     Material Adverse Effect means any set of circumstances or events which
     -----------------------
would reasonably be expected to (a) have any material adverse effect upon the validity or enforceability of any Loan Document, (b) be material and adverse to the financial condition or business operations of any Credit Party, as represented to Lender in the Current Financials, or to the prospects of any Credit Party, (c) materially impair any Credit Party's ability to fulfill its obligations under the terms and conditions of the Loan Documents, or (d) cause a Default or an Event of Default.

     Material Contract means, as to any Person, any supply, purchase, service,
     -----------------
employment, tax, indemnity, operating, pooling order, unitization, communitization, partnership, joint venture or other agreement or order of such Person or any of its Subsidiaries or by which such Person or any of its Subsidiaries or any of their respective properties are otherwise bound, which is material to the business, operations or Properties of such Person, as the same shall be amended, modified and supplemented and in effect from time to time.

     Maximum Borrowing Base means, as of the date of determination, an amount
     ----------------------
determined by Lender in accordance with the terms of SECTION 2.2(d) minus the
                                                     --------------
aggregate amount of all proceeds from the sale of Proven Reserves in accordance with the terms and conditions of SECTION 5.2(j)(ii).
                                 ------------------

     Maximum Rate means the maximum rate or amount of interest which Lender is
     ------------
allowed to contract for, charge, take, reserve or receive under applicable law.

     Mineral Interests means all present and future rights, remedies, powers,
     -----------------
privileges, estates, titles and interests in and to (a) all Oil and Gas Leases and all mineral interests, royalty and overriding royalty interests, production payment and net profits interests (and similar interests in oil or gas in place, or as produced, or the proceeds or value thereof), mineral fee interests and rights therein, including without limitation, any reversionary or carried interests relating thereto, (b) all rights, titles and interests created by or arising under the terms of all present and future unitization, communitization, and pooling arrangements (and all properties covered and units created thereby) whether arising by contract or operation of law which now or hereafter include all or any part of the foregoing, (c) all rights, remedies, powers and privileges with respect to all of the foregoing, and (d) all lands now or hereafter subject to any of the foregoing.

     Mortgaged Properties means all present and future Mineral Interests of any
     --------------------
nature whatsoever, whether as record or beneficial owner, that either Borrower may now have or hereafter acquire in and to those Oil and Gas Leases and other assets listed on EXHIBIT C attached hereto, and all other properties in which
                 ---------
either Borrower has previously granted to, or hereafter grants or purports to grant to the Lender, a mortgage or lien, including all real and personal property mortgaged to the Lender pursuant to and described in each Oil and Gas Mortgage, and further including, the Antelope Creek Gathering Assets; provided, that "Mortgaged Properties" shall not include any Oil and Gas Leases and other assets which have been expressly released from the Oil and Gas Mortgages pursuant to a written instrument executed by Lender.

     Multiemployer Plan means a multiemployer plan as defined in Sections 3(37)
     ------------------
or 4001(a) (3) of ERISA or Section 414 of the Code.

     Net Proceeds means, in respect of any issuance by any Credit Party of debt
     ------------
or equity securities, the gross proceeds from the issuance and sale of such debt or equity securities less underwriters discounts and commissions, commitment and closing fees, legal fees and expenses, and other out of pocket costs and expenses actually incurred and paid in cash by a Credit Party in connection with the closing and funding of such issue.

     NGP means collectively, Natural Gas Partners, L.P., Natural Gas Partners
     ---
II, L.P. and Natural Gas Partners III, L.P.

     Note A has the meaning set forth in SECTION 2.4.
     ------                              -----------

     Note B has the meaning set forth in SECTION 2.4.
     ------                              -----------

     Notes has the meaning set forth in SECTION 2.4.
     -----                              -----------

     Obligation has the following meaning (i) the obligation of each Borrower
     ----------
for the due and punctual payment of principal of and interest on the Note when due, whether at maturity, by acceleration, by notice of voluntary prepayment or otherwise, (ii) all other obligations and all out-of-pocket expenses and indemnities now or hereafter existing of any Credit Party to the Lender under this Agreement or any other Loan Document, and (iii) all out-of-pocket costs and expenses, now or hereafter existing, that may be incurred by the Lender in connection with the administration and enforcement of the Loan Documents or the realization on the security provided for by the Loan Documents.

     Oil and Gas Leases means oil, gas, casinghead gas or other mineral (or any
     ------------------
combination thereof) leases, and subleases and assignments thereof and/or of operating rights and all instruments executed in amendment, correction, modification, confirmation, renewal, extension, ratification and/or sublease thereof or thereunder under and pursuant to which either Borrower has or obtains the right to enter upon lands and explore for, drill, develop and exploit such lands for the production of Hydrocarbons.

     Oil and Gas Mortgage means, collectively, (i) (A) the Mortgage, Assignment
     --------------------
of Proceeds of Production, Security Agreement and Financing Statement dated May 25, 1995, executed and delivered by PGP II originally in favor of Texas Commerce Bank National Association and which has been assigned to the Lender, as amended by an Assignment and Amendment to Oil and Gas Mortgage in the form of EXHIBIT D
                                                                      ---------
hereto dated on or about the date hereof, to be executed by PGP II to the Lender as the same may be further amended, modified, supplemented and in effect from time to time, and (B) the Mortgage, Assignment of Proceeds of Production, Security Agreement and Financing Statement substantially in the form of EXHIBIT
                                                                        -------
E hereto dated on or about the date hereof, to be executed by PGP II to the
-
Lender as the same may be amended, modified, supplemented and in effect from time to time (the mortgages described in clauses (A) and (B) proceeding are referred to herein collectively as the PGP II Oil and Gas Mortgage"), and (ii)
                                       ---------------------------
the Trust Deed, Assignment of Proceeds of Production, Security Agreement and Financing Statement substantially in the form of EXHIBIT F hereto, dated on or
                                                 ---------
about the date hereof, to be executed and delivered by PGP to the Lender, as the same may be amended, modified, supplemented and in effect from time to time (the "PGP Oil and Gas Mortgage").
 ------------------------

     Original Closing Date means May 25, 1995.
     ---------------------

     Original Loan Agreement has the meaning set forth in the recitals to this
     -----------------------
Agreement.

     Parent means Petroglyph Energy, Inc., a Delaware corporation, which after
     ------
giving effect to the Exchange, will own, directly or indirectly, (through one or more Subsidiaries) all of the issued and outstanding partnership interests of each Borrower.

     Parent Guaranty means that certain Guaranty of Parent to be executed by
     ---------------
Parent and dated as or about the date hereof, in the form of EXHIBIT G hereto,
                                                             ---------
by which Parent shall guarantee the Obligation.

     Partnership Rollup means any of the following in a single transaction or
     ------------------
series of substantially simultaneous transactions, (a) a merger of the Borrowers with and into Parent with the Parent being the surviving corporation, (b) the acquisition by Parent of all of the outstanding partnership interests of the Borrowers, or (c) the acquisition by Parent of substantially all of the assets of each Borrower.

     PEI-Kansas means Petroglyph Energy, Inc., a Kansas corporation, and the
     ----------
general partner of Borrowers.

     Permitted Liens shall mean the Liens permitted by Lender to be listed on
     ---------------
SCHEDULE 4.13.
-------------

     Permitted Purchase Money Debt means Debt (i) in an aggregate amount
     -----------------------------
outstanding at any time not to exceed $300,000, (ii) incurred to finance the purchase of machinery, equipment, vehicles or other capital assets (but expressly excluding Mineral Interests), (iii) in a principal amount not exceeding one hundred percent (100%) of the purchase price of the assets purchased with the proceeds of such Debt, and (iv) incurred substantially simultaneously with the purchase of such asset.

     Permitted Purchase Money Liens means Liens encumbering machinery,
     ------------------------------
equipment, vehicles or other capital assets (but expressly excluding Mineral Interests) securing Permitted Purchase Money Debt, the proceeds of which are used to finance the purchase of such assets; provided, that, such Liens shall not attach to or encumber any other assets, and such Liens shall be granted substantially simultaneously with the purchase of such assets.

     Person means any individual, sole proprietorship, partnership, joint
     ------
venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party, or Governmental Authority.

     PGP has the meaning set forth in the preamble of this Agreement.
     ---

     PGP II has the meaning set forth in the preamble of this Agreement.
     ------

     Plan means any employee benefit plan within the meaning of Section 3(3) of
     ----
ERISA and any other program, policy and agreement providing bonus or other incentive compensation, deferred compensation, change-in-control, leave of absence, relocation, salary continuation, severance, sickness or other disability, stock purchase, stock option or award, vacation, or holiday benefits, which covers any employee or former employee of the Borrowers or any ERISA Affiliate or any beneficiary or dependent of such employee or former employee, whether or not written, and whether covering one person or more than one person, and which are sponsored or maintained by a Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or is obligated to contribute. Without limiting the generality of the foregoing, the term "Plan" includes any employee welfare benefit plan within the meaning of

Section 3(1) of ERISA and any employee pension benefit plan within the meaning of Section 3(2) of ERISA.

     POC means Petroglyph Operating Company, Inc., a Kansas corporation.
     ---

     Proven Reserves means, at any particular time, the estimated quantities of
     ---------------
Hydrocarbons which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs attributable to Mineral Interests included or to be included in the Reserve Report under existing economic and operating conditions. The prices used may include consideration of changes in existing prices provided by contractual arrangements (reasonably decreased where market conditions dictate).

     Registration Rights Agreement means that certain Registration Rights
     -----------------------------
Agreement of even date herewith between Parent and Lender.

     Reserve Report means a report, in form and substance satisfactory to
     --------------
Lender, prepared by Borrowers evaluating the oil and gas reserves attributable to the Mineral Interests of Borrowers which shall, among other things, (a) identify the wells covered thereby, (b) specify the Borrowers' opinions with respect to the total volume of Proven Reserves (using the terms of categories "proved developed producing reserves," "proved developed nonproducing reserves" and "proved undeveloped reserves") which the Borrowers have the right to produce (or cause to be produced) for their own account, (c) set forth the Borrowers' opinions with respect to the projected future cash proceeds from the Proven Reserves, discounted for present value and status of production at a rate acceptable to the Lender, (d) set forth the Borrowers' opinions with respect to the projected future rate of production of the Proven Reserves, (e) contain such other information as requested by the Lender with respect to the projected rate of production, gross revenues, operating expenses, taxes, capital costs, net revenues and present value of future net revenues attributable to such reserves and production therefrom, (f) contain a statement of the price and escalation parameters, procedures and assumptions upon which such determinations were based, and (g) specify which Borrower is the legal and record title holder with respect to such Proven Reserves. Until superceded, the Initial Reserve Report shall constitute the Reserve Report.

     Revolving Credit Loans means Tranche A Revolving Loans and Tranche B
     ----------------------
Revolving Loans.

     Rights means rights, remedies, powers, privileges and benefits.
     ------

     Security Documents shall mean the Oil and Gas Mortgage, the Spanish Peaks
     ------------------
Pledge Agreement and all other mortgages, deeds of trust, assignments, security agreements, financing statements, guarantees and other documents, certificates and instruments from time to time securing or guaranteeing the Obligations (including without limitation those delivered in connection with the Original Loan Agreement), in each case as the same may be amended, modified, restated, supplemented, increased, renewed, extended, substituted for or replaced from time to time.

     Sego Farmout means that certain Joint Participation and Development
     ------------
Agreement dated the 31st day of August, 1997, by and between PGP and Sego Resources Corp.

     Spanish Peaks means Spanish Peaks Gathering, L.L.C., a Colorado limited
     -------------
liability company, 80% of the outstanding membership interests of which are held by PGP II and whose principal asset consists of the Spanish Peaks Gathering Assets.

     Spanish Peaks Gathering Assets means the natural gas gathering system owned
     ------------------------------
by Spanish Peaks on the date hereof located in the Raton Basin of Colorado, including, without limitation (a) all easements, rights of way, licenses, permits, fee interests, leases and other rights in and to, or the rights to use, real property for the purposes of construction, maintenance or operation of such gathering system, (b) all pipe, pipelines, compressors, meters, valves, separators, interconnects, and other machinery, equipment, fixtures or fixed assets of any nature comprising a part of or used in connection with the ownership or operation of such gathering system, and (c) all contracts (including, without limitation, gathering agreements, processing agreements and similar agreements) licenses, permits entered into or held by Spanish Peaks in connection with the ownership or operation of such gathering system.

     Spanish Peaks Pledge Agreement means a Pledge Agreement in the form of
     ------------------------------
EXHIBIT H hereto dated on or about the date hereof, to be executed by PGP II
---------
in favor of Lender pursuant to which PGP II shall pledge its ownership interest in Spanish Peaks to secure the Obligation.

     Subordinated Debt means all present and future indebtedness, obligations
     -----------------
and liabilities and all renewals, extensions and modifications thereof, now or hereafter owed to any Person by either Borrower, arising from, by virtue of, or pursuant to any loan document, or otherwise, together with all interest accruing thereon and costs, expenses and attorneys' fees incurred in the enforcement or collection thereof, which have been subordinated to repayment of the Obligations by a written subordination agreement, the terms and conditions of which are acceptable to Lender and its legal counsel, in their sole discretion.

     Subsidiary of a Person means every firm, corporation, association,
     ----------
partnership, joint venture, trust, or other entity of which an aggregate of fifty percent (50%) or more of the equity interests or the issued and outstanding stock having ordinary voting power (except directors' qualifying shares) is, at the time the determination is being made, owned, either directly or indirectly, or controlled by such Person or one or more of such Person's Subsidiaries.

     Tangible Net Worth means, with respect to any Person at any time, the
     ------------------
shareholder's equity of such Person at such time less the Intangible Assets of such Person at such time. For purposes of this definition, Intangible Assets
                                                            -----------------
means the amount (to the extent reflected in determining such shareholder's equity) of all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, organization expenses and other intangible items.

     Taxes means all taxes, assessments, fees, levies, imposts, duties,
     -----
deductions, withholdings, or other charges of any nature whatsoever from time to time or at any time imposed by any Law or Governmental Authority.

     Term Loan has the meaning set forth in SECTION 2.3.
     ---------                              -----------

     Total Capital means for any Person as of any date, the sum of (a) the Debt
     -------------
of such Person as of such date, and (b) the shareholders equity of such Person which would be reflected on a balance sheet of such Person as of such date prepared in accordance with GAAP.

     Total Commitment means the Tranche A Commitment and the Tranche B
     ----------------
Commitment.

     Tranche A Commitment shall mean the commitment of the Lender to make
     --------------------
Revolving Credit Loans to the Borrowers pursuant to SECTION 2.1(A) in an
                                                    --------------
aggregate principal amount at any one time outstanding not to exceed $20,000,000 or such lower amount as may be provided for pursuant to the terms of this Agreement.

     Tranche A Commitment Period means the period from and including the Closing
     ---------------------------
Date to but not including the Tranche A Commitment Termination Date.

     Tranche A Commitment Termination Date shall mean the earlier of (i) Noon,
     -------------------------------------
Eastern Time on September 15, 1999, and (ii) the date on which the Tranche A Total Commitment is otherwise terminated in accordance with the terms of this Agreement.

     Tranche A Revolving Loans has the meaning set forth in SECTION 2.1(a).
     -------------------------                              --------------

     Tranche B Commitment  means the commitment of the Lender to make Revolving
     --------------------
Credit Loans to the Borrowers pursuant to SECTION 2.1(b) in an aggregate
                                          --------------
principal amount at any one time outstanding not to exceed $2,500,000 or such lower amount as may be provided for pursuant to the terms of this Agreement, including but not limited to permanent reductions pursuant to SECTION 2.10.
                                                              ------------

     Tranche B Commitment Period means the period from and including the Closing
     ---------------------------
Date to but not including the Tranche B Commitment Termination Date.

     Tranche B Commitment Termination Date shall mean the earlier of (i) Noon,
     -------------------------------------
Eastern Time on March 15, 1999, and (ii) the date on which the Total Commitment is otherwise terminated in accordance with the terms of this Agreement.

     Tranche B Revolving Loans has the meaning set forth in SECTION 2.1(b).
     -------------------------                              --------------

     UCC means the Uniform Commercial Code as enacted in the State of New York
     ---
or other applicable jurisdiction, as amended.

     Warrant Agreement means that certain Warrant Agreement of even date
     -----------------
herewith among Parent, PGP and Lender.

     Warrant Certificate means that certain Warrant Certificate to be issued by
     -------------------
Parent to evidence the Warrants.

     Warrants mean those certain Warrants to be issued by Parent to Lender
     --------
pursuant to the Warrant Agreement.

     Well Certificates has the meaning set forth in paragraph (c) of SCHEDULE
     -----------------                              -------------    --------
3.1.
---

SECTION 2.   REVOLVING CREDIT FACILITY AND TERM LOAN FACILITY.
---------    ------------------------------------------------

     2.1   Revolving Credit Commitment.  Subject to and in reliance upon the
           ---------------------------
terms, conditions, representations and warranties contained in this Agreement, Lender agrees to make revolving credit loans to each Borrower in one or more advances, (a) under the Tranche A Commitment ("Tranche A Revolving Loans") so
                                                -------------------------
long as the aggregate of the Tranche A Revolving Loans outstanding never exceeds the lesser of (i) the Borrowing Base or (ii) the Tranche A Commitment, and (b) under the Tranche B Commitment ("Tranche B Revolving Loans") so long as the
                                 -------------------------
aggregate of the Tranche B Revolving Loans outstanding never exceeds the Tranche B Commitment. Lender shall have no obligation to make any Revolving Credit Loan on a non-Business Day, or on or after the Tranche A Commitment Termination Date in the case of Tranche A Revolving Loans or the Tranche B Commitment Termination Date in the case of Tranche B Revolving Loans; provided that Borrowers'
                                               --------
obligations and Lender's Rights under the Loan Documents shall continue in full force and effect until the Obligation is paid and performed in full. During the Tranche A Commitment Period with respect to Tranche A Revolving Loans, and during the Tranche B Commitment Period with respect to Tranche B Revolving Loans, Borrowers may borrow, repay and reborrow such Revolving Credit Loans in whole or part, all in accordance with terms and conditions of this Agreement.

     2.2   Borrowing Procedure; Disbursement.  Each Revolving Credit Loan shall
           ---------------------------------
be made on Borrowers' notice (the "Advance Request") to Lender requesting an
                                   ---------------
advance. Each Advance Request shall be irrevocable and binding, shall be substantially in the form of EXHIBIT A and, in the case of a Tranche A Revolving
                             ---------
Loan, shall be accompanied by a Reserve Report with respect to any Mineral Interests to be acquired by either Borrower, with the proceeds of such Advance, if applicable. Each Revolving Credit Loan shall be in an amount of not less than $200,000.00 or a greater integral multiple of $50,000.00 and shall be subject to the following terms and conditions:

      (a)  Periodic Determinations of Borrowing Base.  The Maximum Borrowing
           -----------------------------------------
Base shall be redetermined by the Lender as of September 30 and March 31 of each year (each a "Determination Date") commencing March 31, 1998, until the Final
              ------------------
Termination Date. Upon notification by Lender to Borrowers of the amount of the Maximum Borrowing Base, Borrowers shall notify Lender of the amount of the Borrowing Base requested by them which shall not exceed the amount of the Maximum Borrowing Base. The Borrowing Base selected by Borrower shall be the Borrowing Base which shall remain in effect until the next Determination Date, provided that the Borrowing Base may be redetermined between Determination Dates
--------
in accordance with SECTION 2.2(c) hereof, and provided further Borrowers may
                   --------------             -------- -------
designate a different Borrowing Base pursuant to SECTION 2.11(a).  If Borrowers
                                                 ---------------
fail to notify Lender of the amount of the requested Borrowing Base within ten
(10) days after they are notified of the amount of the Maximum Borrowing Base, Borrowers will be deemed to have selected the Maximum Borrowing Base.

     (b)  Engineering Data to be Provided Prior to Scheduled Determination Dates
          ----------------------------------------------------------------------

           (i) At least forty-five (45) days prior to March 31 and September 30 of each calendar year, commencing with March 31, 1998, Borrowers shall deliver to the Lender, at Borrowers' expense, a Reserve Report certified by the chief financial officer of each Borrower dated as of the date of delivery. The Reserve Report shall be in form and substance satisfactory to the Lender, shall be addressed to the Lender and shall (A) set forth the historical production data of the oil and gas reserves included in the Mortgaged Properties since the date of the most recent Reserve Report, (B) set forth for each property prices received for production, lease operating expenses and such other information as the Lender may deem necessary or appropriate, in Lender's sole discretion, (C) set forth any changes since the date of the most recent Reserve Report in each Borrower's working interest or net revenue interest in the Mortgaged Properties, (D) be accompanied by a certification of the Borrowers to the effect that no event has occurred or condition exists which has had or is reasonably expected to have a Material Adverse Effect, except those which have previously been disclosed to the Lender in writing, and (E) contain such other information as may be reasonably requested by the Lender. As soon as practical after the Lender's receipt of the Reserve Report, but in no event later than March 31 or September 30 of such year, as the case may be, the Lender shall redetermine the Maximum Borrowing Base in accordance with SECTION 2.2(d)
                                                               --------------
     and the Lender shall promptly notify Borrowers of the amount of the Maximum Borrowing Base as so determined.

           (ii) In the event that the Borrowers do not furnish to the Lender the Reserve Report or any other information specified in clause (i) above
                                                              ----------
     by the date specified therein, the Lender may nonetheless redetermine the Maximum Borrowing Base and redesignate the Maximum Borrowing Base from time to time thereafter at its discretion until Lender receives the relevant Reserve Report or other information, whereupon the Lender shall redetermine the Maximum Borrowing Base as otherwise specified in this SECTION 2.2.
                                                               -----------

           (iii) Each delivery of a Reserve Report by the Borrowers to the Lender shall constitute a representation and warranty by the Borrowers to the Lender that, unless otherwise disclosed to the Lender in writing on or prior to the date of such delivery, (A) the Borrowers own the Mineral Interests described in the Reserve Report free and clear of any Liens (except Permitted Liens) and (B) Mineral Interests representing not less than eighty percent (80%) of the value of the Proven Reserves reflected in such Reserve Report constitute Mortgaged Property.

     (c)   Special Determinations of Maximum Borrowing Base.  Special
           ------------------------------------------------
determinations of the Maximum Borrowing Base may be requested by the Borrowers or the Lender at any time during the term hereof; provided, however, that there
                                                  --------  -------
shall be no more than an aggregate of three (3) scheduled determinations and special determinations in any calendar year. If any special determination is requested by the Borrowers, it shall be accompanied by such information regarding the Borrowers' businesses (including the Mineral Interests and the Proven Reserves and production relating thereto) as the Lender may reasonably request, including without limitation a Reserve Report to be delivered at least forty-five (45) days prior to the requested date of redetermination. Borrowers shall pay the Lender an engineering fee of $5,000 with respect to the third determination or redetermination to occur in each calendar year. If any special determination is requested by the Lender, the Borrowers shall provide the Lender with a Reserve Report as soon as possible following the request; provided, however, (x) in no
                                                  --------  -------
event shall Borrowers be required to pay Lender the $5,000 engineering fee referred to in this SECTION 2.2(c) as a result of Lender's request and (y) such
                    --------------
special determination shall not be counted as a special determination for purposes of the first sentence of this SECTION 2.2(c). The determination
                                       --------------
whether to increase or decrease the Maximum Borrowing Base shall then be made by the Lender in its sole discretion in accordance with the standards set forth in
SECTION 2.2 hereof. The Lender shall promptly notify the Borrowers of the
-----------
redetermination of Maximum Borrowing Base pursuant to SECTION 2.2(d) and the
                                                      --------------
amount of the Maximum Borrowing Base as so redetermined. In the event of any special determination of the Maximum Borrowing Base pursuant to this SECTION
                                                                     -------
2.2(c), the Lender in the exercise of its discretion may suspend the next
------
regularly scheduled determination of the Maximum Borrowing Base.

     (d)   Standards for Redetermination.  Each redetermination of the Maximum
           -----------------------------
Borrowing Base by the Lender made pursuant to this SECTION 2.2 shall be made (i)
                                                   -----------
in the sole discretion of the Lender, (ii) generally in accordance with the Lender's then current practices, customary internal standards and procedures used by Lender for its petroleum industry customers for valuing and redetermining the value of oil and gas properties in connection with reserve based on oil and gas loan transactions, (iii) in conjunction with the most recent Reserve Report or other information received by the Lender and deemed reliable by the Lender (in its sole discretion) relating to the Proven Reserves of the Borrowers in the Oil and Gas Leases of the Borrowers which secure the Loans, and (iv) based upon the estimated value of the Proven Reserves owned by the Borrowers in the Oil and Gas Leases of the Borrowers which secure the Loans as determined by the Lender; provided, however, no Proven Reserves shall be
                             --------  -------
included or considered for inclusion in the Maximum Borrowing Base unless (A) 100% of such Proven Reserves are (or will become simultaneously with a Tranche A Revolving Loan hereunder) Collateral or are subject to a negative pledge in favor of the Lender, and (B) the Lender shall have received, at the Borrowers' expense, evidence of title satisfactory in form and substance to the Lender that the Lender has a perfected, first priority Lien (except for Permitted Liens) on at least 80% of the value of the Proven Reserves attributable to the Mineral Interests relating thereto pursuant to the Security Documents. At all times after the Lender has given the Borrowers notification of a redetermination of the Maximum Borrowing Base under this SECTION 2.2, the Maximum Borrowing Base
                                      -----------
shall be equal to the redetermined amount until the Maximum Borrowing Base is subsequently redetermined in accordance with this SECTION 2.2 subject, however,
                                                  -----------
to reduction pursuant to SECTION 5.2(j)(ii).
                         ------------------

     (e)   Borrowing Base Increase Fee.  On or before the date of any increase
           ---------------------------
of the Borrowing Base which results in an increase in the Borrowing Base beyond the existing Apex Borrowing Base, Borrowers shall pay Lender a borrowing base increase fee equal to one-half of one percent (.50%) on the difference between
(i) the existing Apex Borrowing Base, and (ii) the Borrowing Base on the day of such increase of the Borrowing Base after giving effect to such increase.

     (f)   Engineering Fee.  On or before each anniversary of the Original
           ---------------
Closing Date, commencing on the third anniversary of the Original Closing Date, the Borrowers shall pay the Lender an engineering fee of $10,000. The Borrowers and the Lender acknowledge that the engineering fee is intended as reasonable compensation to the Lender for the use of its engineers and other resources to review and analyze the engineering data submitted by the Borrowers in connection with the determination of the Borrowing Base and for no other purpose.

     2.3   Tranche A Conversion and Tranche B Termination.  Subject to and in
           ----------------------------------------------
reliance upon the terms, conditions, representations and warranties contained in this Agreement, the unpaid balance of the Tranche A Revolving Loans on the Tranche A Commitment Termination Date shall convert into a term loan (the "Term
                                                                           ----
Loan").  On and after the Tranche A Commitment Termination Date, the Lender
----
shall have no obligation to make a Tranche A Revolving Loan (the aggregate amount of the same having been converted into the Term Loan), and Borrowers shall repay the principal and interest then outstanding under the Term Loan in accordance with the terms and conditions of Note A, which shall be fully due and payable on the Final Termination Date. On and after the Tranche B Commitment Termination Date, the Lender shall have no obligation to make a Tranche B Revolving Loan, and Borrowers shall immediately repay the principal and interest then outstanding under the Tranche B Commitment on the Tranche B Commitment Termination Date.

     2.4   Notes.  Tranche A Revolving Loans and the Term Loan shall be
           -----
evidenced by one promissory note executed by the Borrowers, substantially in the form of EXHIBIT I attached hereto with appropriate insertions (the "Note A"),
        ---------                                                   ------
payable to the order of Lender, representing the obligation of Borrowers to pay the aggregate unpaid principal amount of the Tranche A Revolving Loans and the Term Loan made by Lender, together with interest thereon as prescribed by this Agreement. Tranche B Revolving Loans shall be evidenced by a promissory note of Borrowers substantially in the form of EXHIBIT J attached hereto (the "Note B"),
                                       ---------                       ------
payable to the order of Lender, representing the obligation of Borrowers to pay the aggregate unpaid principal amount of the Tranche B Revolving Loans made by Lender, together with interest thereon as prescribed by this Agreement (the Note A and the Note B are herein collectively called the "Notes").
                                                     -----

     2.5   Manner of Payments.  All payments made by Borrowers to the Lender
           ------------------
hereunder on account of principal, interest or otherwise shall be made not later than 2:00 P.M., Eastern Time, to Lender in New York, New York or at such other place as Lender shall direct, in immediately available United States funds. If any payment by Borrowers under this Agreement or either Note is to be made on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time will in such case be included in computing interest in connection with such payment.

     2.6   Interest.  Tranche A Revolving Loans and the Term Loan shall bear
           --------
interest and shall be due and payable as provided in the Note A. Tranche B Revolving Loans shall bear interest and shall be due and payable as provided in the Note B.

     2.7   Computation of Interest.
           -----------------------

     (a) Interest on each Note shall be calculated on the basis of actual days elapsed, but computed as if each year consisted of 360 days, subject to the provisions of SECTION 8.17 below. Any change in the interest rate on a Loan
              ------------
resulting from a change in the Floating Base Rate shall become effective as of the day on which such change in the Floating Base Rate becomes effective. Lender shall as soon as practicable notify Borrowers of the effective date and the amount of each such change. Each determination of an interest rate by Lender pursuant to any provision of this Agreement shall be presumptively conclusive and binding on the Borrowers in the absence of manifest error, subject, however, to the provisions of SECTION 8.17 below.
   ------------

     (b) Notwithstanding anything to the contrary in the Notes or herein contained, in the event that the rate of interest under either Note should ever exceed the Maximum Rate, thereby causing the interest accruing on any of the indebtedness evidenced by such Note to be limited to such Maximum Rate, then any subsequent reduction in the Floating Base Rate shall not reduce the rate of interest charged hereunder below the Maximum Rate until the total amount of interest accrued on such indebtedness equals the amount of interest which would have accrued on such indebtedness if the rate of interest under such Note had been in effect at all times in the period during which the rate charged thereon was limited to the Maximum Rate.

     2.8   Default Rate.  At Lender's option and to the extent permitted by
           ------------
applicable Law, all past due Obligations and accrued interest thereon and related fees shall bear interest from maturity (stated or by acceleration) at the Default Rate until paid, regardless of whether such payment is made before or after entry of a judgment.

     2.9   Principal Payments.  The unpaid balance of the Tranche A Revolving
           ------------------
Loans shall convert to the Term Loan on the Tranche A Commitment Termination Date as described in SECTION 2.3. The principal amount of the Term Loan shall
                     -----------
be payable as provided in the Note A; provided, however, the entire unpaid
                                      --------  -------
principal balance of the Term Loan, together with all accrued and unpaid interest, shall be due and payable on the Final Termination Date. The principal amount of the Tranche B Revolving Loans shall be payable as provided in the Note B, provided, however, the entire unpaid principal balance of the Tranche B
   --------  -------
Revolving Loan, together with all accrued and unpaid interest, shall be due and payable on the Tranche B Commitment Termination Date.

     2.10  Mandatory Payment of Loans.  If, at any time, the unpaid principal
           --------------------------
balance of Note A shall exceed the Tranche A Commitment, then, Borrowers shall immediately repay, without premium or penalty, Tranche A Revolving Credit Loans or the Term Loan in an amount equal to such excess, along with accrued unpaid interest on the amount so repaid to the date of such repayment. If, at any time the unpaid principal balance of Note B shall exceed the Tranche B Commitment, then, Borrowers shall immediately repay, without premium or penalty, Tranche B Revolving Loans in an amount equal to such excess, along with accrued unpaid interest on the amount so repaid to the date of such repayment. If, at any time, a Borrowing Base Deficiency shall occur, then, Borrowers shall (i) within ninety
(90) days after the date such Borrowing Base Deficiency first occurs, either (A) provide additional collateral as security for the Obligation, the value of which shall be determined by Lender in its sole discretion, or (B) prepay, without premium or penalty, Tranche A Revolving Credit Loans or the Term Loan, or a combination thereof, which additional collateral or prepayment shall be in an amount equal to at least fifty percent (50%) of the amount of such Borrowing Base Deficiency, and (ii) within one hundred eighty (180) days after the date such Borrowing Base Deficiency first occurs either (A) provide additional collateral as security for the Obligation, the value of which shall be determined by Lender in its sole discretion, or (B) prepay, without premium or penalty, Tranche A Revolving Credit Loans or the Term Loan, or a combination thereof, which additional collateral or prepayment shall be in an amount sufficient to eliminate such deficiency; and each such prepayment shall be made along with accrued unpaid interest on the amount so repaid to the date of such repayment. Any prepayment of the Term Loan pursuant to the preceding sentence shall be applied to the payments otherwise due under the Term Loan in inverse order of maturity. Borrowers shall immediately repay Note B in the amount of the Net Proceeds from the issuance of any Debt or equity securities issued by any Credit Party after the Closing Date other than the issuance of debt securities evidencing Permitted Purchase Money Debt. Notwithstanding anything to the contrary contained herein, the Tranche B Commitment shall be permanently reduced simultaneously with the issuance by any Credit Party of debt or equity securities by an amount equal to the Net Proceeds from such issuance other than the issuance of debt securities evidencing Permitted Purchase Money Debt.

     2.11  Voluntary Designation of Borrowing Base; Mandatory Cancellation of
           ------------------------------------------------------------------
Revolving Credit Facility.
-------------------------

     (a)   Subject to SECTIONS 2.17 and 2.2(e), Borrowers may from time to time
                      -------------     -----
and at any time during the Tranche A Commitment Period, upon two (2) Business Days' prior written notice to Lender, increase or decrease the Borrowing Base, as the case may be, by designating the Borrowing Base at an amount not in excess of the Maximum Borrowing Base then in effect pursuant to SECTION 2.2. Any such
                                                         ------------
designation shall be effective as of the date of the notice.

     (b) The Total Commitment shall, at the election of Lender, terminate upon the occurrence and continuance of an Event of Default, provided, however, that
                                                       --------  -------
the Total Commitment shall automatically terminate upon the occurrence of an Event of Default pursuant to any of SECTIONS 6.5(i) - (vi), inclusive, or
                                    ----------------------
SECTION 6.5(ix).
--------------

     2.12  Voluntary Principal Prepayments.  The Borrowers may, at any time and
           -------------------------------
from time to time prepay the unpaid principal amount of the Revolving Credit Loans in whole or in part without premium or penalty, provided, that Borrower shall not be permitted to make any prepayment of the Tranche A Revolving Loans at any time that Tranche B Revolving Loans are outstanding. Upon giving Lender one (1) Business Day's notice, Borrowers shall be entitled to prepay the Term Loan from time to time and at any time, in whole or in part, without penalty; provided, however, (a) each such prepayment shall equal or exceed the principal
--------  -------
amount of $200,000, and (b) Borrowers shall only be entitled to make a prepayment if all accrued interest on the amount prepaid and any and all fees and other sums (including, without limitation, past due interest, if any) payable to Lender hereunder shall be paid to the date of such prepayment. Prior to the Tranche A Commitment Termination Date and the Tranche B Commitment Termination Date, the Tranche A Revolving Loans and Tranche B Revolving Loans, respectively, prepaid may, subject to the conditions of this Agreement, be reborrowed hereunder, and this Agreement shall not be deemed to be terminated or canceled prior to the expiration or termination of Lender's commitment to lend hereunder solely because the Obligation may from time to time be paid in full. No advance shall be made under the Tranche B Commitment unless at such time the Tranche A Commitment is fully funded to the then maximum extent permitted by
SECTION 2.1(a).  After the Tranche A Commitment Termination Date, Tranche A
--------------
Revolving Loans may not be reborrowed hereunder. After the Tranche B Commitment Termination Date, Tranche B Revolving Loans may not be reborrowed hereunder. Amounts prepaid under the Term Loan may not be reborrowed.

     2.13  Order of Application.  So long as no Default or Event of Default has
           --------------------
occurred, all prepayments of the Term Loan shall be applied to the unpaid installments of the Term Loan in the inverse order of maturity. At any time during which a Default or Event of Default has occurred and is continuing, all payments and prepayments of the Obligation, including proceeds from the exercise of any Rights under the Loan Documents or proceeds of any of the Collateral shall be applied to the Obligation in the order and manner as Lender deems appropriate.

     2.14  Use of Proceeds.  Fundings of the Revolving Credit Loans and the Term
           ---------------
Loan may be used, subject to compliance with the terms and conditions herein, solely (a) to acquire, develop, or explore the Mineral Interests which constitute Mortgaged Properties, (b) to finance the working capital needs of Borrowers including, without limitation, to pay interest on the Loans and fees and expenses hereunder, and (c) as provided in SECTION 5.2(d). All Loan
                                               --------------
proceeds shall be used by the Borrowers only for legal and proper partnership purposes (duly authorized by their respective general partner's Board of Directors) which are consistent with all applicable laws and statutes.

     2.15  Capital Adequacy.
           ----------------

     (a) If, after the date of this Agreement, Lender shall have reasonably determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof, or compliance by Lender with any applicable request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would reasonably be expected to have the effect of reducing the rate of return on Lender's capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies with respect to capital adequacy) by an amount reasonably deemed by Lender to be material to its business, then from time to time, Borrowers shall pay to Lender such additional amount or amounts as will compensate Lender for such reduction.

     (b) A certificate of Lender setting forth such amount or amounts as shall be necessary to compensate Lender as specified in paragraph (a) above shall be
                                                  -------------
delivered as soon as practicable to Borrowers and shall be conclusive and binding, absent manifest error. Borrowers shall pay Lender the amount shown as due on any certificate within fifteen (15) days after Lender delivers such certificate. In preparing such certificate, Lender may employ such assumptions and allocations of costs and expenses as it shall, in good faith, deem reasonable and may use any reasonable averaging and attribution method.

     2.16  Commitment Fee.  During the Tranche A Commitment Period, Borrowers
           --------------
shall pay to Lender a commitment fee as it accrues, at maturity and on the last day of each September, December, March and June commencing September 30, 1997, equal to three-eighths of one percent (.375%) per annum, on the difference between the Borrowing Base and the average daily outstanding amount of Tranche A Revolving Loans. During the Tranche B Commitment Period, Borrowers shall pay to Lender a commitment fee as it accrues, at maturity and on the last day of each September, December, March and June, commencing September 30, 1997, equal to one-half of one percent (.50%) per annum, on the difference between the Tranche B Commitment and the average daily outstanding amount of Tranche B Loans.

     2.17  Clawback Fee.  During the Tranche A Commitment Period and upon
           ------------
any increase in the Borrowing Base pursuant to SECTION 2.11(a), Borrowers shall
                                               ---------------
pay to Lender a clawback fee equal to three-eighths of one percent (.375%) per annum of the increased amount of the Borrowing Base then requested by Borrowers pursuant to SECTION 2.11(a) beginning on the date of the last determination of
            ---------------
the Borrowing Base pursuant to SECTION 2.2 and ending on the effective date of
                               -----------
the then requested increase pursuant to SECTION 2.11(a).  Such clawback fee
                                        ---------------
shall be due and payable on or before the date of any applicable increase in the
Borrowing Base.   In no event shall Borrowers be obligated to pay such clawback fee based on any designation of the Borrowing Base pursuant to SECTION 2.2.
                                                               -----------

     2.18  Joint and Several Liability; Rights of Contribution.
           ---------------------------------------------------

     (a) Each Borrower and Parent state and acknowledge that: (i) pursuant to this Agreement, Borrowers desire to utilize their borrowing potential on a consolidated basis to the same extent possible if they were merged into a single corporate entity; (ii) each of Borrower and Parent has determined that it will benefit specifically and materially from the advances of credit contemplated by this Agreement; (iii) it is both a condition precedent to the obligations of Lender hereunder and a desire of each Borrower and Parent that each Borrower and Parent execute and deliver to Lender this Agreement; and (iv) each Borrower and Parent has requested and bargained for the structure and terms of and security for the advances contemplated by this Agreement.

     (b) Each Borrower and Parent hereby irrevocably and unconditionally: (i) agrees that it is jointly and severally liable to Lender for the full and prompt payment and performance of the Obligation of each Borrower under this Agreement and each other Loan Document that may specify that particular Borrower is responsible for a given payment or performance; (ii) agrees to fully and promptly perform all of its obligations hereunder with respect to each advance of credit hereunder as if such advance had been made directly to it; and (iii) agrees as a primary obligation to indemnify Lender on demand for and against any loss incurred by Lender as a result of any of the obligations of any Borrower or Parent being or becoming void, voidable, unenforceable or ineffective for any reason whatsoever, whether or not known to Lender or any Person, the amount of such loss being the amount which Lender would otherwise have been entitled to recover from the other Borrower or Parent (as applicable).

     (c) It is the intent of each Borrower that the indebtedness, obligations and liabilities hereunder of no one of them be subject to challenge on any basis related to any federal or state law dealing with fraudulent conveyances or any other law related to transfers for less than fair or reasonably equivalent value. Accordingly, as of the date hereof, the liability of each Borrower under this SECTION 2.18, together with all of its other liabilities to all persons as
     ------------
of the date hereof and as of any other date on which a transfer is deemed to occur by virtue of this Agreement, calculated in amount sufficient to pay its probable net liabilities on its existing indebtedness as the same become absolute and matured ("Dated Liabilities") is and is to be, less than the amount
                       -----------------
of the aggregate of a fair valuation of its property as of such corresponding date ("Dated Assets"). To this end, each Borrower under this SECTION 2.18 (i)
       ------------                                           ------------
grants to and recognizes in each other Borrower, ratably, rights of subrogation and contribution in the amount, if any, by which the Dated Assets of such Borrower, but for the aggregate of subrogation and contribution in its favor recognized herein, would exceed the Dated Liabilities of such Borrower or, as the case may be, (ii) acknowledges receipt of and recognizes its right to subrogation and contribution ratably from the other Borrower in the amount, if any, by which the Dated Liabilities of such Borrower, but for the aggregate of subrogation and contribution in its favor recognized herein, would exceed the Dated Assets of such Borrower under this
SECTION 2.18. In recognizing the value of the Dated Assets and the Dated
------------
Liabilities, it is understood that each Borrower will recognize, to at least the same extent of their aggregate recognition of liabilities hereunder, their rights to subrogation and contribution hereunder. It is a material objective of this SECTION 2.18 that each Borrower recognizes rights to subrogation and
     ------------
contribution rather than be deemed to be insolvent (or in contemplation thereof) by reason of an arbitrary interpretation of its joint and several obligations hereunder.

     2.19  Closing Fee.  On the Closing Date, Borrowers shall pay to Lender a
           -----------
closing fee in the amount of $25,000 in immediately available funds.

SECTION 3. CONDITIONS PRECEDENT.
---------  --------------------

     3.1   Initial Loans.  Lender will not be obligated to make the initial
           -------------
Revolving Credit Loans or the Term Loan to be made under this Agreement unless it has received all of the items described on SCHEDULE 3.1 in form and substance
                                              ------------
satisfactory to Lender and complied with all the conditions and terms described on SCHEDULE 3.1 to the satisfaction of Lender.
   ------------

     3.2   Each Loan.  In addition, Lender will not be obligated to make any
           ---------
Revolving Credit Loan or convert the Tranche A Revolving Credit Loan into the Term Loan unless (a) with respect to Revolving Credit Loans, the Lender shall have received an Advance Request with respect to such proposed Revolving Credit Loan and each statement or certification made by Borrowers in their Advance Request shall be true and correct in all material respects on the Borrowing Date; (b) at the time of each Revolving Credit Loan and the conversion of the Revolving Credit Loan into the Term Loan (i) the representations and warranties made in the Loan Documents are true and correct in all material respects, and
(ii) neither any change in the financial condition or prospect of any Credit Party which could have or has had a Material Adverse Effect nor any Default or Event of Default shall have occurred and shall be continuing; (c) the making of each Revolving Credit Loan and the Term Loan is permitted by Law; (d) all matters related to any Revolving Credit Loan and the conversion of the Revolving Credit Loan into the Term Loan are reasonably satisfactory to Lender and its counsel, and, if requested by Lender, each Credit Party shall have delivered to Lender evidence substantiating any of the matters contained in this Agreement which are necessary to enable Borrowers to qualify for any Revolving Credit Loan or the Term Loan; and (e) Lender shall have received such other agreements, documents, instruments, information, approvals or opinions as Lender may reasonably request.

     The delivery of an Advance Request by the Borrowers and the acceptance by the Borrowers of the proceeds of any Loan hereunder shall each be deemed to constitute a representation and warranty by the Borrowers and Parent as to the matters specified in this SECTION 3.2.
                          -----------

     3.3   Waiver of Conditions.  Lender may, at its election, make any
           --------------------
Revolving Credit Loan or the Term Loan without all conditions being satisfied, but this shall not be deemed to be a waiver of the requirement that each such condition precedent be satisfied as a prerequisite for any subsequent Revolving Credit Loan, unless Lender specifically waives each such item in writing.

SECTION 4. REPRESENTATIONS AND WARRANTIES.  Each Borrower and Guarantor
---------  ------------------------------
jointly and severally represents and warrants to Lender as follows:

     4.1   Organization and Powers.  Each Credit Party (i) is duly organized,
           -----------------------
validly existing and in good standing under the laws of the state of its organization or incorporation, (ii) has all requisite partnership power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (iii) is qualified to do business in every jurisdiction where such qualification is necessary or will be so qualified within thirty (30) days of the Closing Date, (iv) has the partnership power and authority to execute, deliver and perform each Loan Document to which it is or will be a party, and (v) has taken all partnership action necessary to authorize the execution, delivery and performance of the Loan Documents to which it is or will be a party.

     4.2   Validity and Binding Nature.  This Agreement has been duly executed
           ---------------------------
and delivered by Parent and each Borrower and each other Loan Document when executed and delivered by each Credit Party will be, a legal, valid and binding obligation of such Credit Party enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally).

     4.3   Compliance with Laws and Documents.  No Credit Party is, nor will the
           ----------------------------------
execution, delivery and the performance of and compliance with the terms of the Loan Documents cause any Credit Party to be, in violation of (a) any Laws, or
(b) its certificate of incorporation, bylaws, agreement of limited partnership or other organizational documents (as amended). The execution, delivery and the performance of and compliance with the terms of the Loan Documents are not inconsistent with, and will not conflict with or result in any breach of, or constitute a default under, or result in the creation or imposition of any Lien (except pursuant to the Loan Documents) upon any of the property, assets or revenues of any Credit Party pursuant to the terms of, any indenture, mortgage, lease, deed of trust, agreement, contract, instrument or Law to which any Credit Party is a party or by which any Credit Party or any Credit Party's property, assets or revenue is bound or to which it is subject.

     4.4   Prior Names.  In the last five (5) years, no Credit Party has
           -----------
transacted business under any other corporate, partnership or trade name, been a party to any merger, combination, or consolidation or acquired all or substantially all of the assets of any Person.

     4.5   Relationship with Lender.  No Person who may be deemed to have
           ------------------------
"control" of any Credit Party is an "executive officer," "director," or "principal shareholder" of Lender or any correspondent of Lender, as such quoted terms are defined in Section 215.2 of Regulation O of the Board of Governors of the Federal Reserve System, as amended.

     4.6   Financial Statements and Reserve Reports.  The Current Financials
           ----------------------------------------
were prepared in accordance with GAAP and present fairly the consolidated and consolidating financial condition and results of operations of Parent and its Consolidated Subsidiaries as of, and for the portion of the fiscal year ending on, the date or dates thereof. All material liabilities (direct or indirect, fixed or contingent) of the Credit Parties as of the date or dates of the Current Financials are reflected therein or in the notes thereto. Between the date or dates of the Current Financials and the date hereof, there has been no material adverse change in the financial condition of any Credit Party, nor has any Credit Party incurred any material liability (direct or indirect, fixed or contingent). All Reserve Reports were prepared in accordance with generally accepted engineering practices.

     4.7   Labor Matters. Borrowers have no employees.
           -------------

     4.8   Litigation.  Except for the Litigation described on SCHEDULE 4.8, the
           ----------                                          ------------
Credit Parties are not involved in, nor is any Credit Party aware of any Litigation affecting any Credit Party, nor are there any outstanding or unpaid judgments against any Credit Party. None of the Litigation described on
SCHEDULE 4.8 could, collectively or individually, have a Material Adverse Effect
------------
if determined adversely against any Credit Party.

     4.9   Taxes and Claims.  All Tax returns and reports of each Credit Party
           ----------------
required to be filed have been filed. All lawful claims under operating agreements, pooling orders and unitization agreements, and for labor, material and supplies, which, if unpaid, might become a Lien upon any of its property, and all Taxes and claims imposed upon each Credit Party which are due and payable have been paid.

     4.10  Government Regulation.  No Credit Party nor any transaction
           ---------------------
contemplated hereunder is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, the Interstate Commerce Act (as any of the preceding acts have been amended), any regulations promulgated by the Office of Foreign Assets Control as codified in Chapter V of 31 C.F.R., or any other Law (other than Regulation G, T, U or X of the Board of Governors of the Federal Reserve System) which regulates the incurrence of Debt.

     4.11  Employee Benefit Plans.
           ----------------------

     (a)   Except as set forth on SCHEDULE 4.11, no Borrower or any ERISA
                                  -------------
Affiliate currently sponsors or contributes to, nor has any contract or other obligation to contribute to (nor has any Borrower or any ERISA Affiliate in the preceding sixty (60) calendar months sponsored or contributed to, or contracted to or become otherwise obligated to contribute to) any Plan or any Multiemployer Plan.

     (b) Each Plan is in compliance with all applicable provisions of ERISA, the Code and all other Laws, except for any failures to be in compliance therewith which in the aggregate would not have a Material Adverse Effect. With respect to each Plan (other than a "Multiemployer Plan"), all reports required under ERISA or other applicable law to be filed with any governmental authority, the failure of which to file could reasonably result in a Material Adverse Effect, have been timely filed.

     (c) No "accumulated funding deficiency" (as defined in section 412(a) of the Code) with respect to any Plan has been incurred (without regard to any waiver granted under section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested. Each Plan that is intended to be "qualified" within the meaning of section

401(a) of the Code has received all necessary governmental approvals, including a favorable determination as to the qualification under the Code of each such Plan and each amendment thereto, have been timely obtained and, to the knowledge of the Borrowers and each ERISA Affiliate, there are no existing circumstances nor any events that have occurred that would adversely affect the qualified status of any such Plan or the tax exempt status of its related trust.

     (d) The Borrowers and each ERISA Affiliate have complied in all material respects with all requirements of ERISA sections 601 through 608 and Code section 4980B. Neither the Borrowers nor any ERISA Affiliate has made any promises of retirement or other benefits to employees, except as set forth in the Plans, and neither a Borrower nor any ERISA Affiliate maintains or has established any Plan which is a "welfare benefit plan" within the meaning of section 3(1) of ERISA which provides for continuing benefits or coverage for any participant or any beneficiary of a participant after such participant's termination of employment except as may be required by sections 601 through 608 of ERISA and section 4980B of the Code, and at the expense of the participant or the beneficiary of the participant, or retiree medical liabilities. Neither a Borrower nor any ERISA Affiliate maintains, has established or has ever participated in a multiple employer welfare benefit arrangement as described in section 3(40)(A) of ERISA.

     (e) Neither the Borrowers nor any ERISA Affiliate has incurred any material liability to the Pension Benefit Guaranty Corporation in connection with any Plan. The assets of each Plan that is subject to Title IV of ERISA are sufficient to provide the benefits under such Plan, the payment of which the Pension Benefit Guaranty corporation would guarantee if such Plan were terminated, and such assets are also sufficient to provide all other "benefit liabilities" (as defined in ERISA section 4001(a)(16)) due under the Plan upon termination. No ERISA Event has occurred and is continuing with respect to any Plan.

     (f) There are no pending, or to the knowledge of Borrowers and each ERISA Affiliate, threatened claims, lawsuits or actions (other than routine claims for benefits in the ordinary course) asserted or instituted against, and neither the Borrowers nor any ERISA Affiliate has knowledge of any threatened litigation or claims against, the assets of any Plan or its related trust or against any fiduciary of a Plan with respect to the operation of such Plan. Neither the Borrowers nor any ERISA Affiliate has engaged in any prohibited transaction, within the meaning of section 406 of ERISA or section 4975 of the Code, in connection with any Plan.

     4.12  Purpose of Loan.  The proceeds of the advances will be used for
           ---------------
general working capital and partnership (or corporate after the Exchange) purposes and shall not be used (i) to purchase or carry any "Margin Stock" (within the meaning of Regulation G or U of the Board of Governors of the Federal Reserve System), or (ii) for any purpose in violation of Regulations G, T, U or X of said Board of Governors.

     4.13  Properties; Liens; Debt.  Borrowers have fee simple legal title
           -----------------------
to or valid leasehold interest in, and the Borrowers are the beneficial owner
of, all the Mineral Interests reflected in the Reserve Report.   Except for
Permitted Liens shown on SCHEDULE 4.13 and the Lender's Lien, there is no Lien
                         -------------
on any of any Borrowers' Mineral Interests in and to the Mineral Interests reflected in the Reserve Report. Borrowers have no Debt other than that listed on SCHEDULE 5.2(a).
   ---------------

     4.14  Material Agreements.  No Credit Party is, nor will the execution,
           -------------------
delivery and performance of and compliance with the terms of the Loan Documents cause any Credit Party to be, in default (nor has any potential default occurred) under any Material Contract or any other material agreement, document or instrument other than such defaults or potential defaults which could not, individually or collectively, cause a Material Adverse Effect.

     4.15  No Consents.  Except as set forth on SCHEDULE 4.15, no order,
           -----------                          -------------
consent, approval, license, permit, waiver, exemption, authorization of or validation of, or filing, recording or registration with (except as heretofore have been obtained or made), or exemption by, any Person is required to authorize, or is required in connection with, the execution, delivery, performance, legality, validity, binding effect, or enforceability of the Loan Documents.

     4.16  Environmental Laws; Hazardous Materials.  Except as set forth on
           ---------------------------------------
SCHEDULE 4.16:
-------------

     (a) To the best knowledge of each Credit Party, neither any property of any Credit Party nor the operations conducted thereon violates any Environmental Laws or order of any court or Governmental Authority with respect to Environmental Laws;

     (b)   Without limitation of clause (a) above, no property of any Credit
                                 ---------
Party and no operations currently conducted thereon or, to the best knowledge of each Credit Party, by any prior owner or operator of such property or operation, are in violation of or subject to any existing, pending or, to the best knowledge of each Credit Party, threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority with respect to Environmental Laws or to any remedial obligations under Environmental Laws;

     (c) To the best knowledge of each Credit Party, all notices, permits, licenses or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any and all property of each Credit Party, including, without limitation, past or present treatment, storage, disposal or release of a Hazardous Material into the environment, have been duly obtained or filed;

     (d) To the best knowledge of each Credit Party, all Hazardous Material generated at any and all property of any Credit Party has in the past been transported, treated and disposed of only by carriers maintaining valid permits under RCRA and any other Environmental Law and only at treatment, storage and disposal facilities maintaining valid permits under RCRA and any other Environmental Law, which carriers and facilities have been and are operating in compliance with such permits;

     (e) Each Credit Party has taken all steps necessary and reasonable to determine and has determined that no Hazardous Material has been disposed of or otherwise released that has had or could reasonably be expected to have a Material Adverse Effect and, to the best knowledge of any Credit Party, that there has been no threatened release of any Hazardous Material on or to any property of any Credit Party except in compliance with Environmental Laws;

     (f) To the best knowledge of each Credit Party, no Credit Party has any contingent liability in connection with any release or, threatened release of any Hazardous Material into the environment.

     4.17  Intentionally deleted.

     4.18  Capitalization and Control. Parts I and II of SCHEDULE 4.18
           --------------------------                    -------------
accurately set forth, before giving effect to the Exchange and after giving effect to the Exchange, respectively, the authorized, issued and outstanding partnership interests and capital stock of every class of each Credit Party, including, with respect to each Credit Party, the name of each record and beneficial owner of outstanding partnership interests and capital stock of such Credit Party and the number of shares and percentage of partnership interests held by each. Except as reflected on Part III of SCHEDULE 4.18 (a) no Credit
                                                  -------------
Party has issued, and there are not presently outstanding, any warrants, options, subscription rights or other rights to acquire capital stock, partnership interests or other equity interests in any Credit Party or securities convertible into capital stock, partnership interests or other equity securities of any Credit Party, (b) no Credit Party is under any obligation, written or otherwise, to register any capital stock, partnership interests or other equity securities under the Securities Act of 1933 or any state securities laws, and (c) there are no shareholders agreements, voting agreements, contractual restrictions on transfer or other similar agreements or arrangements affecting the outstanding capital stock, partnership interests or other equity securities of any Credit Party.

     4.19  General.  There are no material facts or conditions known to any
           -------
Credit Party relating to the Loan Documents, any of the Collateral or the financial condition and business of Credit Party which could, individually or collectively, cause a Material Adverse Effect and which have not been related in writing to Lender. All writings heretofore or hereafter exhibited or delivered to Lender by or on behalf of any Credit Party are and will be genuine and in all respects what they purport and appear to be. No information furnished to Lender by or on behalf of any Credit Party contains any material misstatement of fact or, to any Credit Party's knowledge, omits to state any fact necessary to make the statements contained herein or therein in light of the circumstances in which they were made not materially misleading.

     4.20  Mortgaged Properties Same as Properties Engineered.  The
           --------------------------------------------------
Mortgaged Properties described in EXHIBIT C attached hereto are part of the
                                  ---------
Mortgaged Properties described in the Oil and Gas Mortgage and represent not less than 80% of the value of the Proven Reserves reflected in the Initial Reserve Report.

     4.21  Operation of  Business.  Each Credit Party possesses all
           ----------------------
licenses, permits, franchises, patents, operating rights, copyrights, trademarks and trade names, or rights thereto, reasonably necessary to conduct its business substantially as now conducted and as presently proposed to be conducted except for such matters which, individually, or in the aggregate, will not have a Material Adverse Effect. No Credit Party is in violation of any valid rights of others with respect to any of the foregoing except for such matters which, individually, or in the aggregate, will not have a Material Adverse Effect.

     4.22  Operator of Working Interest.  With respect to each Mineral
           ----------------------------
Interest which is a working interest, such Mineral Interest is operated by a Person other than either Borrower.

     4.23  Exchange Agreement.  Borrowers have delivered to Lender a true
           ------------------
and correct copy of the Exchange Agreement. The Exchange Agreement has not been modified, amended, terminated or rescinded in any respect and is in full force and effect on the date hereof and represents the valid and binding agreements of the parties thereto, enforceable in accordance with its terms.

SECTION 5. COVENANTS.
---------  ---------

     5.1   Affirmative Covenants.  Parent and each Borrower covenant and agree
           ---------------------
with Lender, that so long as this Agreement shall remain in effect and the principal of or interest on either Note or any other Obligation shall be unpaid, it will and will cause each other Credit Party to comply with the following:

     (a)   Compliance with Law; Maintenance of Properties. Each Credit Party
           ----------------------------------------------
will do or cause to be done all things necessary (i) to preserve and keep in full force and effect at all times its corporate or partnership (as applicable) existence and its rights, licenses and franchises, (ii) to continue to conduct its business substantially as now proposed to be conducted, (iii) to comply with all applicable Laws including, without limitation, ERISA, and (iv) to preserve all property in use or useful in the conduct of its business and keep the same in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals and replacements, betterments and improvements thereto so its business carried on in connection therewith may be properly and advantageously conducted at all times.

     (b)   Insurance.  Each Credit Party shall (i) keep its properties of an
           ---------
insurable nature insured at all times against such risks and to the extent that like properties are customarily insured by other companies engaged in the same or similar businesses similarly situated, and (ii) use its best efforts to cause the operator of each Mineral Interest in which such Credit Party owns a non-operating working interest to do the following:

           (A) Maintain for the benefit of all working interest owners insurance of the types and in the coverage amounts and with reasonable deductibles as is usual and customary including the following: (1) workman's compensation or similar insurance as may be required by applicable Law, (2) commercial or comprehensive general liability and public liability insurance against claims for personal injury, death or property damage suffered upon, in or about any premises or occurring as a result of the ownership, maintenance or operation of any automobile, truck or other vehicle or as the result of the use of products manufactured, constructed or sold, or services rendered and property damage by blowout and cratering, completed operations and broad form contractual liability as respects any contract in which the operator may enter into under the terms of its joint operating agreement, (3) fire insurance with a Broad Form Extended Coverage on all property owned or hereafter acquired on a full repair and replacement cost basis, (4) business interruption insurance covering risk of loss as a result of the cessation for all or any part of one year of any substantial part of any business conducted, and (5) operator's extra expense insurance covering the costs of controlling a blowout, the expenses involved in re-drilling or restoring the well, certain other related costs and seepage and pollution liability (the limits of this insurance may vary according to the depth and location of the well, all as is usual and customary in the oil and gas exploration and production industry), all such insurance to be maintained with financially sound and reputable insurance companies, against such casualties, risks and contingencies, and in such types and amounts, as are consistent with customary practices and standards of companies engaged in similar business.

           (B) Name the non-operating working interest owners, including the Credit Party, as an additional insured on the liability policies (if permitted by the applicable insurer).

           (C) Obtain the agreement of each insurance company that its policy may not be canceled, altered or amended without thirty (30) days prior written notice to the operator and all non-operating working interest owners. Borrowers shall deliver to Lender a certificate of insurance for each policy of insurance which shall contain an endorsement showing Lender as a loss payee and as an additional insured, as applicable. Such endorsement shall provide for at least thirty (30) days' prior notice to the Lender of any proposed termination or cancellation of such policy, whether on account of default or otherwise. Each Borrower shall use its best efforts to obtain from its operators certificates of insurance coverage for each Mortgaged Property as and when requested by the Lender.

     (c)   Use of Proceeds.  The proceeds of the Loans will be used by the
           ---------------
Borrowers solely as provided herein.

     (d)   Inspection.  Each Credit Party will permit any representative of the
           ----------
Lender to visit and inspect any of its property, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with its officers, all at such reasonable times during normal business hours and as often as Lender may reasonably request.

     (e)   Further Assurances. Each Credit Party shall execute any and all
           ------------------
further documents and take all further actions which may be required under applicable law, or which the Lender may reasonably request, to grant, preserve, protect and perfect the first priority Lien on the Collateral created by the Security Documents (subject only to Liens permitted by the Loan Documents).

     (f)   INDEMNITY.   PARENT AND EACH BORROWER, JOINTLY AND SEVERALLY, SHALL
           ---------
INDEMNIFY THE LENDER AND ITS OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS AND AFFILIATES (EACH, AN "INDEMNIFIED PARTY") FROM, HOLD EACH
                                            -----------------
OF THEM HARMLESS AGAINST, PROMPTLY UPON DEMAND PAY OR REIMBURSE EACH OF THEM WITH RESPECT TO, AND REFRAIN FROM CREATING OR ASSERTING AGAINST ANY OF THEM, ANY AND ALL ACTIONS, SUITS, PROCEEDINGS (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES), CLAIMS, DEMANDS, CAUSES OF ACTION, COSTS, LOSSES, LIABILITIES, DAMAGES OR EXPENSES OF ANY KIND OR NATURE WHATSOEVER INCLUDING, WITHOUT LIMITATION, THOSE BASED UPON NEGLIGENCE (BUT EXCLUDING THOSE BASED UPON GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) (COLLECTIVELY, THE "INDEMNITY MATTERS")
                                                      -----------------

WHICH MAY BE INCURRED BY OR ASSERTED AGAINST OR INVOLVE ANY OF THEM (WHETHER OR NOT ANY OF THEM IS DESIGNATED A PARTY THERETO) AS A RESULT OF, ARISING OUT OF OR IN ANY WAY RELATED TO (I) ANY ACTUAL OR PROPOSED USE BY THE BORROWERS OF THE PROCEEDS OF ANY OF THE LOANS, (II) THE BREACH OF ANY REPRESENTATION OR WARRANTY SET FORTH IN ANY LOAN DOCUMENT INCLUDING, WITHOUT LIMITATION, THOSE REGARDING ENVIRONMENTAL LAWS, (III) THE FAILURE OF ANY CREDIT PARTY TO PERFORM ANY OBLIGATION REQUIRED BY ENVIRONMENTAL LAWS OR BY ANY LOAN DOCUMENT IN CONNECTION WITH ENVIRONMENTAL LAWS, OR (IV) ANY OTHER ASPECT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL (INCLUDING ALLOCATED COSTS OF INTERNAL COUNSEL), ALL FORESEEABLE CONSEQUENTIAL DAMAGES OF ANY USE, GENERATION, MANUFACTURE, PRODUCTION, STORAGE, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, OR PRESENCE OF A HAZARDOUS MATERIAL, THE COSTS OF ANY REQUIRED OR NECESSARY ENVIRONMENTAL INVESTIGATION OR MONITORING ANY REPAIR, CLEANUP OR DETOXIFICATION OF ITS REAL PROPERTY AND THE PREPARATION AND IMPLEMENTATION OF ANY CLOSURE, REMEDIAL OR OTHER PLANS, AND ALL OTHER EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING, DEFENDING OR PREPARING TO DEFEND ANY SUCH INDEMNITY MATTER. THE EACH BORROWER AND PARENT SHALL BE OBLIGATED TO PAY OR REIMBURSE EACH INDEMNIFIED PARTY FOR ALL OUT-OF-POCKET COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND EXPENSES) INCURRED BY SUCH INDEMNIFIED PARTY IN CONNECTION WITH ANY INDEMNITY MATTER AT THE TIME SUCH COSTS AND EXPENSES ARE INCURRED AND SUCH INDEMNIFIED PARTY HAS GIVEN THE BORROWERS WRITTEN NOTICE THEREOF. BORROWERS' OBLIGATIONS UNDER THIS SECTION ARE SUBJECT TO SECTION 8.13
                                                                  ------------
HEREOF.

     (g)   Books and Records.  Each Credit Party (i) shall keep, in accordance
           -----------------
with GAAP, proper and complete books, records and accounts and (ii) shall permit Lender to inspect the same and make and take away copies thereof.

     (h)   Taxes.  Each Credit Party shall promptly pay when due any and all
           -----
Taxes due, except Taxes for which the criteria for Permitted Liens have been satisfied.

     (i)   Payment of Obligations. Each Credit Party shall promptly pay all of
           ----------------------
its Debt as it becomes due except to the extent that any such Debt is being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which reserves or other provisions (if any) required by GAAP shall have been made; provided, that no Credit Party shall, directly or indirectly, make any prepayment of principal of or interest on any Subordinate Debt at any time that the Obligation is outstanding or Lender has any commitment to make Loans hereunder.

     (j)   Expenses of Lender.  Any provision to the contrary notwithstanding,
           ------------------
and whether or not the transactions contemplated by this Agreement shall be consummated, Parent and Borrowers shall pay on demand all reasonable out-of-pocket expenses (including, without limitation, the fees and expenses of counsel for Lender) in connection with the negotiation, preparation, execution, filing, recording, refiling, rerecording, modification, release, supplement and waiver of the Loan Documents and the making, servicing and collection of the Obligation including, without limitation, the Obligation under SECTION 7.4.
                                 -----------

     (k)   Environmental Laws.  Each Credit Party shall conduct its business so
           ------------------
as to comply in all respects with all Environmental Laws except where the failure to so comply will not have a Material Adverse Effect.

     (l)   Supplemented Schedules.  Borrowers and Parent shall supplement in
           ----------------------
writing and deliver to Lender revisions of the Schedules annexed to this Agreement to the extent necessary to disclose new or changed facts or circumstances after the Closing Date so as to cause the representations and warranties set forth herein to remain accurate and not misleading; provided that
                                                                   --------
subsequent disclosures shall not constitute a cure or waiver of any Default or Event of Default resulting from the matters disclosed.

     (m)   ERISA Reporting Requirements.  A Borrower or ERISA Affiliate, as
           ----------------------------
applicable, shall furnish or cause to be furnished to Lender:

           (i) Promptly and in any event (A) within 30 days after a Borrower or any ERISA Affiliate knows or has reason to know that any ERISA Event described in clause (a) of the definition of ERISA Event with respect to any Plan has occurred and (B) within 10 days after the Borrower or any ERISA Affiliate knows or has reason to know that any other ERISA Event with respect to any Plan has occurred, a written notice describing such event and describing what action is being taken or is proposed to be taken with respect thereto, together with a copy of any notice or event that is given to the PBGC;

           (ii) Promptly and in any event within 10 Business Days after receipt thereof by a Borrower or any ERISA Affiliate from the PBGC, copies of each notice received by the Borrower or any ERISA Affiliate of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan;

           (iii) Promptly and in any event within 30 days after receipt thereof, a copy of any notice, determination letter, ruling or opinion the Borrowers or any ERISA Affiliate receives from the PBGC, the United States Department of Labor or the Internal Revenue Service with respect to any Plan;

           (iv) Promptly, and in any event within 10 Business Days after receipt thereof, a copy of any correspondence a Borrower or any ERISA Affiliate receives from the Plan Sponsor (as defined by section 4001(a)(10) of ERISA) of any Plan concerning potential withdrawal liability pursuant to section 4219 or 4202 of ERISA, and a statement from the chief financial officer of the Borrower or such ERISA Affiliate setting forth details as to the events giving rise to such potential withdrawal liability and the action which the Borrower or such ERISA Affiliate is taking or proposes to take with respect thereto;

           (v) Notification promptly and in any event within 30 days of any material increases in the benefits of any existing Plan which is not a Multiemployer Plan, or the establishment of any new Plan, or the commencement of contributions to any Plan to which a Borrower or any ERISA Affiliate was not previously contributing;

           (vi) Notification within 10 Business Days after a Borrower or any ERISA Affiliate knows or has reason to know that the Borrower or any such ERISA Affiliate has or intends to file a notice of intent to terminate any Plan under a distress termination within the meaning of section 4041(c) of ERISA and a copy of such notice; and

           (vii) Promptly after receipt of written notice of commencement thereof, notice of all (A) claims made by participants or beneficiaries with respect to any Plan and (B) actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting a Borrower or any ERISA Affiliate with respect to any Plan, except those which, in the aggregate, if adversely determined could not have a Material Adverse Effect.

     5.2   Negative Covenants.  Parent and each Borrower covenants and agrees
           ------------------
with Lender, so long as this Agreement shall remain in effect and the principal of or interest on the Note, or any other Obligation, shall be unpaid, that it will, and will cause each other Credit Party to, comply with the following:

     (a)   Debt.  No Credit Party will, directly or indirectly, create, incur or
           ----
suffer to exist any direct, indirect, fixed or contingent liability for any Debt, other than (i) the Obligation, (ii) the Debt described on SCHEDULE 5.2(a),
                                                                ---------------
if any, (iii) obligations to pay Taxes, (iv) accounts payable in the ordinary course of business, (v) Permitted Purchase Money Debt, (vi) salaries and wages,
(vii) accrued expenses, deferred credits and loss contingencies which are properly classified as liabilities or indebtedness under GAAP, (viii) Subordinated Debt, and (ix) Hydrocarbon Hedges permitted pursuant to SECTION
                                                                     -------
5.2(s).
------

     (b)   Liens.  No Credit Party will,  directly or indirectly, (i) create,
           -----
incur or suffer or permit to be created or incurred or to exist any Lien upon any of its assets except (a) the Liens in favor of Lender, and (b) Permitted Liens, or (ii) enter into or permit to exist any arrangement or agreement, other than the Loan Documents, which directly or indirectly prohibits any Credit Party from creating or incurring any Lien on any of its assets. Lender hereby agrees with Parent and each Borrower that, provided no Default or Event of Default has occurred which is continuing, upon the incurrence by any Credit Party of Permitted Purchase Money Debt, if requested by the lender of such Permitted Purchase Money Debt, Lender will subordinate the Liens created and evidenced by the Security Documents to the Permitted Purchase Money Liens securing such Permitted Purchase Money Debt with respect to the asset acquired with the proceeds of such Debt.

     (c)   Acquisitions and Dissolutions.  Borrowers will not, directly or
           -----------------------------
indirectly (i) acquire all or any substantial portion of the assets or stock of, or interest in, any Person, except in connection with the acquisition of Mineral Interests in the ordinary course of business, or (ii) liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution). Notwithstanding the foregoing, Lender will not unreasonably withhold its consent to the completion of the Partnership

Rollup if, simultaneously with the closing of such Rollup, Parent executes and delivers to lender, at Parent's expense, such amendments, modifications and supplements to this Agreement and the other Loan Documents which Lender shall reasonably require (a) to evidence the assumption and agreement of Parent to pay and perform, as primary obligor, all of the obligations of each Borrower under each Loan Document, and (b) to evidence, perfect and reaffirm the Liens created by the Security Documents.

     (d)   Loans, Advances and Investments.  Except as permitted by SECTION
           -------------------------------                          -------
5.2(c), no Credit Party will directly or indirectly, make any loan, advance or extension of credit, or capital contribution to, make any investments in, or purchase or commit to purchase any stock or other securities or evidences of contractual obligations of, or interests in, any Person, other than (i) investments in obligations of the United States of America and agencies thereof and obligations guaranteed by the United States of America maturing within one year from the date of acquisition, (ii) certificates of deposit issued by commercial banks organized under the Laws of the United States of America or any state thereof and having a combined capital, surplus and undivided profits of not less than $250,000,000, or completely insured by the Federal Deposit Insurance Corporation, (iii) current trade and customer accounts receivable which are for goods furnished or services rendered in the ordinary course of business and are payable in accordance with customary trade terms, (iv) from and after completion of the Exchange loans, advances and investments by either or both Borrowers in or to Parent, (v) loans by either Borrower to POC up to $500,000 in the aggregate outstanding from time to time, (vi) loans, advances and investments by each Borrower in or to the other, (vii) from and after completion of the Exchange, loans, advances and investments by Parent in each Borrower (provided, that Parent may make investments in the equity capital of each Borrower prior to the Exchange), (viii) loans by either Borrower to Spanish Peaks up to $500,000 in the aggregate outstanding from time to time, or (ix) investments in debt securities of a domestic issuer if such securities are rated BBB+ or higher by Standard & Poor's Rating Service, or of a comparable quality of any other rating agency acceptable to Lender.

     (e)   Employee Benefit Plans.  The Borrowers shall not, and shall not
           ----------------------
permit any ERISA Affiliate to, directly or indirectly, (a) terminate any Plan,
(b) permit to exist any ERISA Event, or any other event or condition with respect to a Plan, (c) make a complete or partial withdrawal (within the meaning of section 4201 of ERISA) from any Multiemployer Plan, (d) enter into any new Plan or modify any existing Plan so as to increase its obligations thereunder except in the ordinary course of business consistent with past practice, or (e) permit the present value of all benefit liabilities, as defined in Title IV of ERISA, under each Plan (using the actuarial assumptions utilized by the PBGC upon termination of a plan) to (in the opinion of the Lender) exceed the fair market value of Plan assets allocable to such benefits all determined as of the most recent valuation date for each such Plan; provided that any action described in clauses (a) through (e) above individually, and/or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

     (f)   Distributions.  No Credit Party will, directly or indirectly, (i)
           -------------
retire, redeem, purchase or otherwise acquire for value any capital stock or other equity interest of such Credit Party, or (ii) declare, make or pay any dividend or distribution on or with respect to any such capital stock or interest; provided, however, that so long as there has not occurred, and after
          --------  -------
giving effect thereto there does not exist, a Default or Event of Default, at any time prior to the Exchange,

(a) either Borrower may declare or pay distributions in respect of the Borrowers' partners' income tax liability attributable to the net income of the Borrowers to the extent and in the amounts contemplated by such Borrower's Agreement of Limited Partnership, (b) after completion of the Exchange, either Borrower may make Distributions to Parent, and (c) PGP II may make Distributions to PGP.

     (g)   Capital Expenditures; Exploration Expenses.  No Credit Party will,
           ------------------------------------------
directly or indirectly, make (i) capital expenditures other than such expenditures which are for or related to assets or leaseholds used or useful in the normal business operations of Borrowers, or (ii) incur aggregate exploration expenses in excess of $250,000 during any six (6) month period commencing upon the applicable Determination Date; provided, that, the Credit Parties shall not be required to comply with clause (ii) of this SECTION 5.2(g) after completion
                                               --------------
of an initial public offering of Parent's common stock which results in Net Proceeds to Parent of at least $15,000,000.

     (h)   Issuance of Equity Interests.  No Credit Party will, directly or
           ----------------------------
indirectly, issue, sell or otherwise dispose of (i) any equity interest in it or any equity interest held by it in any other Credit Party, (ii) any securities convertible into or exchangeable for any such interest, or (iii) any carrying Rights, warrants, options, or other rights to subscribe for or purchase any such interest; provided, that, nothing in this SECTION 5.2(h) shall be deemed to
                                          --------------
prohibit (A) the Exchange, (B) any Credit Party from issuing additional equity securities to the Persons which hold its equity securities on the date hereof or will hold such equity securities after giving effect to the Exchange, or (C) Parent from issuing shares of its common stock or preferred stock in any transaction which does not result in a Change of Control.

     (i)   Transactions with Affiliates.  No Credit Party will, directly or
           ----------------------------
indirectly, enter into any transaction (including, but not limited to, the sale or exchange of property or the rendering of service) with any of its Affiliates, other than (i) in the ordinary course of business of such Credit Party and upon fair and reasonable terms no less favorable to such Credit Party than such Credit Party could obtain or could become entitled to in an arm's-length transaction with a Person which was not an Affiliate, and (ii) as provided in
SECTION 5.2(d).
--------------

     (j)   Sale of Assets.  Without the prior written consent of Lender, no
           --------------
Credit Party will, directly or indirectly, sell, lease or otherwise dispose of all or any substantial part of its assets, other than (i) sales of inventory (including Hydrocarbon production) in the ordinary course of business, (ii) sales by Borrowers of Proven Reserves which do not exceed $500,000 in the aggregate during any six (6) month period commencing upon any Determination Date, provided that upon prior written consent of Lender, Borrowers may sell
      --------
Proven Reserves with an aggregate sales price in excess of $500,000 during such period, and provided further that (x) to the extent the aggregate amount of
            -------- -------
proceeds from such sales do not exceed $500,000 during any applicable period of determination, the Borrowing Base shall be reduced by the amount of such proceeds and (y) to the extent the aggregate amount of proceeds from such sales exceed $500,000 during any applicable period of determination, the Borrowing Base shall be reduced by the lesser of (A) the amount of such proceeds or (B) such amount as such Proven Reserves comprise of the Borrowing Base determined by Lender in its sole discretion, and (iii) PGP may transfer interests in and to certain of its Uinta Basin properties only to the extent of depths lying below the Green River formation pursuant to the Sego Farmout and at the time of such transfer, Lender will release such properties from the Lien of the PGP Oil and Gas Mortgage. Notwithstanding the foregoing, Lender agrees that it will not unreasonably withhold its consent to the transfer by PGP of the Antelope Creek Gathering Assets to a Person in exchange for an equity interest in such Person provided that (i) prior to making such transfer PGP and such Person enter into a gathering agreement on customary and reasonable terms pursuant to which such Person agrees to gather gas produced from PGP's properties serviced by the Antelope Creek Gathering Assets, (ii) PGP grants to Lender a first and prior security interest in and to its equity interest in such Person pursuant to a Pledge Agreement in form and substance acceptable to Lender, and (iii) no Event of Default has occurred which is continuing. Simultaneously with granting its consent pursuant to the preceding paragraph, Lender will, at Borrowers' expense, release the Antelope Creek Gathering Assets from the Liens created by the PGP Oil and Gas Mortgage.

     (k)   Hazardous Materials.  No Credit Party shall permit the manufacture,
           -------------------
storage, transmission, presence, release, discharge or disposal of any Hazardous Materials over, upon or under any of the real property except as permitted by Law.

     (l)   Change in Ownership of Borrowers.  No Credit Party shall permit a
           --------------------------------
Change of Control.

     (m)   Fixed Charge Coverage Ratio.  The Credit Parties will not permit
           ---------------------------
Parent's ratio determined on a consolidated basis for any period of four consecutive fiscal quarters of (i) net income, plus (to the extent deducted therefrom in arriving at net income) depreciation, depletion and amortization, interest expense, income taxes actually paid (or distributions to the partners of Borrowers for the payment of taxes pursuant to SECTION 5.2(f)), to (ii) the
                                                  --------------
sum of (x) Current Maturities of Long Term Debt, and (y) interest expense paid, to be less than 1.25 to 1.0.

     (n)   Minimum Tangible Net Worth.  Prior to the Exchange, the Credit
           --------------------------
Parties will not permit the Borrowers' Tangible Net Worth, determined on a consolidated basis, at any time to be less than $10,000,000. After giving effect to the Exchange, the Credit Parties will not permit Parent's Tangible Net Worth, determined on a consolidated basis, at any time to be less than the sum of (i) $10,000,000, and (ii) seventy percent (70%) of the Net Proceeds from the issuance of equity securities of Parent after the Closing Date.

     (o)   Current Ratio.  The Credit Parties will not permit Parent's ratio,
           -------------
determined on a consolidated basis, at any time of (i) current assets to (ii) current liabilities to be less than 1.0 to 1.0. For purposes hereof, current assets shall include, (A) until the Tranche A Commitment Termination Date, an amount equal to the Borrowing Base less the then aggregate unpaid balance of the Tranche A Revolving Loans, and (B) until the Tranche B Commitment Termination Date, an amount equal to the Tranche B Commitment less the then aggregate unpaid balance of the Tranche B Revolving Loans.

     (p)   Compliance with Laws and Documents.  No Credit Party will, directly
           ----------------------------------
or indirectly, violate the provisions of any Laws, its agreement of limited partnership or any material agreements if such violation alone, or when aggregated with all other such violations, could cause a Material Adverse Effect.

     (q)   New Businesses.  No Credit Party will, directly or indirectly, engage
           --------------
in any business other than the ownership of equity interests in the other Credit Parties owned by it on the date hereof or which will be owned by it immediately after giving effect to the Exchange and the exploration, development, production and sale of its Mineral Interests and related businesses in which it is presently engaged.

     (r)   Fiscal Year and Accounting Methods.  No Credit Party will  change its
           ----------------------------------
fiscal year (which currently is December 31) or method of accounting (other than immaterial changes in methods).

     (s)   Hydrocarbon Hedges.  No Credit Party will enter into any Hydrocarbon
           ------------------
Hedge without the prior written consent of the Lender other than Hydrocarbon Hedges which in the aggregate do not exceed sixty percent (60%) of anticipated production from developed and producing Proven Reserves during the term of such Hydrocarbon Hedge transactions.

     5.3   Reporting Requirements.  Each Credit Party shall cause the following
           ----------------------
to be furnished to Lender:

     (a) As soon as available, but no later than ninety (90) days after the last day of each fiscal year of the Credit Parties, audited consolidated Financial Statements and unaudited consolidating Financial Statements showing the financial condition and results of operations of Parent and its Consolidated Subsidiaries as of, and for the year ended on, such last day, accompanied by (i) the opinion, without material qualification, of Arthur Andersen or another firm of independent certified public accountants reasonably acceptable to Lender, based on an audit using generally accepted auditing standards, that such Financial Statements were prepared in accordance with GAAP and present fairly the financial condition and result of operations of Parent and its Consolidated Subsidiaries, and (ii) a Financial Report Certificate with respect to such Financial Statements.

     (b) As soon as available, but no later than forty-five (45) days after the last day of each fiscal quarter (A) consolidated and consolidating Financial Statements showing the financial condition and results of operations of the Credit Parties as of, and for the period from the beginning of the current fiscal year, to such last day, and (B) a Financial Report Certificate with respect to such Financial Statements.

     (c)   [Intentionally deleted].

     (d)   The Reserve Reports described in SECTION 2.2 at the times prescribed
                                            -----------
therein.

     (e) As soon as available, but not later than ninety (90) days after the last day of each six (6) month period commencing upon the applicable Determination Date, an exploration expenditure summary showing the exploration expenses incurred by each Borrower for such six (6) month period.

     (f) Notice, promptly after any Credit Party knows or has good faith reason to believe, of (i) the existence and status of any Litigation with respect to any Credit Party which could have a Material Adverse Effect, (ii) any change in any material fact or circumstance represented or warranted in any Loan Document, or (iii) the occurrence of a Default or Event of Default, specifying the nature thereof and what action any Credit Party has taken, is taking, or proposed to take with respect thereto.

     (g) Promptly upon request therefor by Lender, such information (not otherwise required to be furnished under the Loan Documents) respecting the business affairs, assets and liabilities of any Credit Party or any Person guaranteeing or providing Collateral to secure all or any part of the Obligation and such opinions, certifications and documents, in addition to those mentioned in this Agreement, as Lender may reasonably request.

SECTION 6. EVENTS OF DEFAULT.  The term "Event of Default" means the occurrence
---------  -----------------             ----------------
of any one or more of the following events:

     6.1   Payment of Obligation.  The failure or refusal of either Borrower to
           ---------------------
pay any portion of the Obligation as the same becomes due in accordance with the terms of the Loan Documents.

     6.2   Certain Covenants.  The failure or refusal of either Borrower to
           -----------------
punctually and properly perform, observe and comply with any covenant, agreement or condition contained in SECTIONS 5.1(e), (g), (k) and (l) and such failure or
                          ---------------- ---  ---     ---
refusal continues for a period of fifteen (15) days after Parent or either Borrower has, or, with the exercise of reasonable investigation, should have, notice thereof.

     6.3   Other Covenants.  The failure or refusal of Parent or either Borrower
           ---------------
to punctually and properly perform, observe and comply with any covenant, agreement or condition contained in this Agreement (other than the Sections listed in SECTION 6.2 above).
          -----------

     6.4   Loan Documents and Security Documents.  An Event of Default shall
           -------------------------------------
occur and be continuing under any Security Document or other Loan Document;

     6.5   Bankruptcy.  (i) Any Credit Party shall commence a voluntary case
           ----------
concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto, (ii) an involuntary case is commenced against any Credit Party and the petition is not controverted within thirty (30) days, or is not dismissed within sixty (60) days, after commencement of the case, (iii) a custodian is appointed for, or takes charge of, all or any substantial part of the property of any Credit Party, (iv) any Credit Party commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to any Credit Party or there is commenced against any Credit Party any such proceeding which remains undismissed for a period of sixty (60) days, (v) any Credit Party is adjudicated insolvent or bankrupt, (vi) any Credit Party makes a general assignment for the benefit of creditors, (vii) any Credit Party shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due, (viii) any Credit Party shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts, or (ix) any Credit Party shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing;

     6.6   Attachment.  The failure to have discharged within a period of thirty
           ----------
(30) days after the commencement thereof any attachment, sequestration or similar proceeding against any assets of any Credit Party, which assets have a value, individually or collectively, in excess of $250,000.

     6.7   Payment of Judgments.  Any Credit Party shall fail to pay any money
           --------------------
judgment in excess of $250,000 against it or its assets at least ten days prior to the date on which any Credit Party's assets may be sold lawfully to satisfy such judgment.

     6.8   Default Under Other Debt.  Any Credit Party shall default in the due
           ------------------------
and punctual payment of the principal of or the interest on any Debt in excess of $250,000 in the aggregate principal amount, secured or unsecured, or in the due performance or observance of any covenant or condition of any indenture or other agreement executed in connection therewith, and such default shall have continued beyond any period of grace provided with respect thereto.

     6.9   Material Adverse Effect.  The occurrence of any event or events which
           -----------------------
shall have or cause a Material Adverse Effect.

     6.10  Impairment of Collateral or Ability to Pay.  The discovery by Lender
           ------------------------------------------
of reliable and accurate information that the prospect of payment or performance of the Obligation is reasonably likely to be materially impaired, or that the value of the Collateral has or will be materially decreased and the situation giving rise thereto is not corrected to the reasonable satisfaction of Lender within twenty (20) days after notice thereof from Lender to Parent or either Borrower.

     6.11  Misrepresentation.  Any statement, representation, or warranty in
           -----------------
the Loan Documents or in any writing ever delivered by any Credit Party or on behalf of any Credit Party to Lender pursuant to the Loan Documents is false, misleading or erroneous in any material respect when made or deemed to be repeated.

     6.12  Change of Control.  A Change of Control shall occur.
           -----------------

SECTION 7. RIGHTS AND REMEDIES.
---------  -------------------

     7.1   Remedies.  Upon and after the occurrence of an Event of Default,
           --------
Lender may, at its election, do any one or more of the following without notice of any kind, including, without limitation, notice of acceleration or of intention to accelerate, presentment and demand or protest, all of which are hereby expressly waived by Parent and Borrowers: (a) declare the entire unpaid balance of the Obligation, or any part thereof, immediately due and payable, whereupon it shall be due and payable (provided that, upon the occurrence of an
                                       -------- ----
Event of Default under SECTIONS 6.5(i) - (vi) inclusive, the entire Obligation
                       ----------------------
shall automatically become due and payable without notice or other action of any kind whatsoever); (b) terminate its commitment to lend hereunder; (c) reduce any claim to judgment; (d) exercise the Rights of offset or banker's lien against the interest of Parent or either Borrower in and to every account and other property of Parent and each Borrower which are in the possession of Lender to the extent of the full amount of the Obligation; (e) foreclose any or all Liens held by Lender or otherwise realize upon any and all of the Rights Lender may have in and to the Collateral, or any part thereof; and (f) exercise any and all other legal or equitable Rights afforded by the Loan Documents, the Laws of the State of New York or any other jurisdiction as Lender shall deem appropriate.

     7.2   Performance by Lender.  If any covenant, duty or agreement of any
           ---------------------
Credit Party is not performed in accordance with the terms of the Loan Documents, Lender may, at its option, perform or attempt to perform, such covenant, duty or agreement on behalf of such Credit Party. In such event, any amount expended by Lender in such performance or attempted performance shall be payable by each Borrower to Lender on demand, shall become part of the Obligation and shall bear interest at the Default Rate from the date of such expenditure by Lender until paid. Notwithstanding the foregoing, it is expressly understood that Lender does not assume and shall never have, except by express written consent of Lender, any liability or responsibility for the performance of any covenant, duty or agreement of any Credit Party.

     7.3   Delegation of Duties and Rights.  Lender may perform any of its
           -------------------------------
duties or exercise any of its Rights under the Loan Documents by or through its officers, directors, employees, attorneys, agents or other representatives.

     7.4   Expenditures by Lender.  All court costs, reasonable attorneys' fees,
           ----------------------
other costs of collection and other sums spent by Lender pursuant to the exercise of any Right (including, without limitation, any effort to collect or enforce the Notes) provided herein shall be payable to Lender on demand, shall become part of the Obligation and shall bear interest at the Default Rate from the date spent until the date repaid.

SECTION 8. MISCELLANEOUS.
---------  -------------

     8.1   Notices.  All notices, requests and other communications to any party
           -------
hereunder shall be in writing and shall be given to such party at its address or fax number set forth on SCHEDULE 8.1 hereto or such other address or fax number
                        ------------
as such party may hereafter specify by notice to the other parties hereto. Each such notice, request or other communication shall be effective (i) if given by fax, when transmitted to the fax number specified in this Section and a confirmation of receipt (which may be telephonic) is given by the recipient,
(ii) if given by certified mail, return receipt requested, on the fourth day after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified in this Section.

     8.2   Amendments, Etc.  No amendment or waiver of any provision of this
           ----------------
Agreement or the Note, nor consent to any departure by Parent or either Borrower, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     8.3   No Waiver; Remedies Cumulative.  No failure or delay on the part of
           ------------------------------
the Lender in exercising any right or remedy hereunder and no course of dealing between or among the Parent, the Borrowers and the Lender shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Lender would otherwise have.

     8.4   Successors and Assigns.  This Agreement shall be binding upon and
           ----------------------
inure to the benefit of Parent, the Borrowers and the Lender and their respective successors and permitted assigns. Neither the Parent, the Borrowers nor Lender may assign or transfer any of its rights or obligations hereunder without the prior written consent of the non-assigning party, such consent not to be unreasonably withheld and any purported assignment in violation of the foregoing shall be null and void.

     8.5   Number and Gender of Words; References.  Whenever in any Loan
           --------------------------------------
Document the singular number is used, the same shall include the plural where appropriate, and vice versa; and words of any gender in any Loan Document shall
                 ----------
include each other gender where appropriate. The words "herein," "hereof," and "hereunder," and other words of similar import refer to the relevant Loan Document as a whole and not to any particular part or subdivision thereof. As used in any Loan Document, the words "Section", "subsection", "paragraph", "clause", "Schedule" and "Exhibit" refer to Sections, subsections, paragraphs and clauses of, and Schedules and Exhibits to, such Loan Documents unless otherwise specified.

     8.6   Headings.  The headings, captions, and arrangements used in any of
           --------
the Loan Documents are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms of the Loan Documents, nor affect the meaning thereof.

     8.7   Exhibits and Schedules.  If any Exhibit or Schedule, which is to be
           ----------------------
executed and delivered, contains blanks, the same shall be completed correctly and in accordance with the terms and provisions contained and as contemplated herein prior to, at the time of, or after the execution and delivery thereof. Each of the Exhibits and Schedules are incorporated herein by this reference.

     8.8   Form and Number of Documents.  Each agreement, document, instrument,
           ----------------------------
or other writing to be furnished to Lender under any provision of this Agreement must be in form and substance and in such number of counterparts as may be satisfactory to Lender and its counsel.

     8.9   Conflicts.  Except as otherwise provided in this Agreement and except
           ---------
as otherwise provided in the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with or is inconsistent with any provision in the other Loan Documents, the provision contained in this Agreement shall govern and control.

     8.10  Waivers by Parent and the Borrowers.  Except as otherwise provided
           -----------------------------------
for in this Agreement, Parent and each Borrower waives (i) presentment, demand and protest and notice of presentment, notice of intent to accelerate the maturity of the Obligations and notice of such acceleration, protest, default, non-payment, maturity, release, compromise, settlement, extension, or renewal;
(ii) all rights to notice of a hearing prior to the Lender's taking possession or control of, or the Lender's replevy, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing the Lender to exercise any of Lender's remedies; and (iii) the benefit of all valuation, appraisement and exemption laws. Parent and each Borrower acknowledges that it has been advised by counsel with respect to this Agreement and the transactions evidenced by this Agreement.

     8.11  Changes in the Accounting Standard.  All accounting and financial
           -----------------------------------
terms used in any of the Loan Documents and the compliance with each covenant contained in the Loan Documents which relates to financial matters shall be determined in accordance with GAAP, except to the extent that a deviation therefrom is expressly stated in such Loan Documents. Should a change in GAAP require a change in any method of accounting, then such change shall not result in an Event of Default if, at the time of such change, such Event of Default had not occurred and was not then continuing, based upon the former methods of accounting used by or on behalf of such Credit Party; provided that, after any
                                                      -------- ----
such change in accounting methods, the Financial Statements required to be delivered to Lender pursuant to the terms hereof shall be prepared in compliance with such new method or methods of accounting but accompanied by such information, in form and detail satisfactory to Lender, that will allow Lender to readily determine the effect of such changes in accounting methods on such Financial Statements, and, for the purpose of determining whether an Event of Default has occurred, Lender shall look solely to such Financial Statements as adjusted to reflect compliance with such former method or methods of accounting. The parties hereto acknowledge and agree that the Current Financials were prepared, and until the Exchange occurs, all Financial Statements hereafter delivered will be prepared, on a pro forma basis as if the Exchange had occurred as of the date and for the period covered by such Financial Statements, and compliance with the covenants set forth in SECTIONS 5.2(m), 5.2(n) and 5.2(o)
                                           ---------------  ------     ------
will be computed on a pro forma consolidated basis as if the Exchange had occurred as of the dates and for the periods for which compliance with such covenants is being calculated. The parties further agree that notwithstanding anything contained herein to the contrary, unless requested by Lender after the date hereof, no consolidating Financial Statement of PEI-Kansas shall be required to be delivered to Lender hereunder.

     8.12  Exceptions to Covenants.  Neither Parent nor any Borrower shall
           -----------------------
take any action or fail to take any action which is permitted as an exception to any of the covenants contained in any of the Loan Documents if such action or omission would result in the breach of any other covenant contained in any of the Loan Documents.

     8.13  Survival.  All covenants, agreements, undertakings, representations,
           --------
and warranties made in any of the Loan Documents shall survive all closings under the Loan Documents and, except as otherwise indicated, shall not be affected by any investigation made by any party. The Borrowers' and Parent's obligations under SECTIONS 5.1(f) and 5.1(j) hereof (a) shall remain operative
                  ---------------    -------
and in full force and effect regardless of the termination of this Agreement, the repayment of the Note, or the existence of any investigation made on behalf of the Lender regarding the representations and warranties made by the Borrowers and Parent in connection with the Loan Documents. If and to the extent that the obligations of the Borrowers and Parent under SECTIONS 5.1(f) and 5.1(j) are
                                              ---------------     ------
unenforceable for any reason, the Borrowers and Parent hereby agree to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law.

     8.14  GOVERNING LAW.  PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW
           -------------
SECTION 5-1401, THIS AGREEMENT AND ALL OTHER LOAN

DOCUMENTS AND COLLATERAL DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, OTHER THAN CONFLICT OF LAWS RULES THEREOF, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY PROPERTY INTENDED AS SECURITY FOR THE OBLIGATION IS LOCATED NECESSARILY GOVERN (A) THE PERFECTION AND PRIORITY OF THE LIENS IN FAVOR OF LENDER WITH RESPECT TO SUCH PROPERTY, AND (B) THE EXERCISE OF ANY REMEDIES (INCLUDING FORECLOSURE) WITH RESPECT TO SUCH PROPERTY.

     8.15  VENUE; SERVICE OF PROCESS.  EACH BORROWER AND PARENT, FOR ITSELF,
           -------------------------
ITS SUCCESSORS AND ASSIGNS, HEREBY (A) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF TEXAS AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS AND THE OBLIGATION BY SERVICE OF PROCESS AS PROVIDED BY TEXAS LAW, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS AND THE OBLIGATION BROUGHT IN THE COURTS OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, (C) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) AGREES TO DESIGNATE AND MAINTAIN AN AGENT FOR SERVICE OF PROCESS IN DALLAS COUNTY, TEXAS, IN CONNECTION WITH ANY SUCH LITIGATION AND TO DELIVER TO LENDER EVIDENCE THEREOF,
(E) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO SUCH BORROWER AT ITS ADDRESS SET FORTH HEREIN, AND (F) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST LENDER ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE OBLIGATION SHALL BE BROUGHT IN THE COURTS OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EITHER BORROWER IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY APPLICABLE LAW.

     8.16  WAIVER OF JURY TRIAL PUNITIVE DAMAGES, ETC.  PARENT, BORROWERS AND
           ------------------------------------------
LENDER HEREBY (a) KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREIN, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED THEREBY

OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY; (b) IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY "SPECIAL DAMAGES," AS DEFINED BELOW; (c) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (d) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, "SPECIAL DAMAGES" INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENT OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.

     8.17  Maximum Interest Rate.  Any provision herein, or in any document
           ---------------------
securing this Agreement, or any other document executed or delivered in connection herewith, including the Loan Documents, or in any other agreement or commitment, whether written or oral, expressed or implied, to the contrary notwithstanding, neither Lender nor any successor or assignee shall in any event be entitled to receive or collect, nor shall or may amounts received hereunder be credited, so that Lender or any successor or assignee shall be paid, as interest, a sum greater than the maximum amount permitted by applicable law to be charged to the Borrowers. If any construction of this Agreement or any document securing this Agreement, or any and all other papers, agreements or commitments, indicate a different right given to Lender or any successor or assignee to ask for, demand or receive any larger sum as interest, such is a mistake in calculation or wording which this clause shall override and control, it being the intention of the parties that this Agreement, and all other instruments securing the payment of this Agreement or executed or delivered in connection herewith shall in all things comply with applicable law and proper adjustments shall automatically be made accordingly. In any event that Lender or any successor or assignee ever receives, collects or applies or a governmental entity deems as interest, any sum in excess of the Maximum Rate, if any such excess amount shall be applied to the reduction of the unpaid principal balance of the Obligation, and if the Obligation is paid in full, any remaining excess shall be paid to Borrowers. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, if any, Borrowers and Lender or any successor or assignee shall, to the maximum extent permitted under applicable law: (i) characterize any nonprincipal payment as an expense or fee rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, (iii) "spread" the total amount of interest throughout the entire term of this Agreement; provided that if this Agreement is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, if any, Lender or any successor or assignee shall refund to Borrowers the amount of such excess, or credit the amount of such excess against the aggregate unpaid principal balance of all advances made by the Lender or any successor or assignee under the Obligation at the time in question.

     8.18  Severability.  If any provision of this Agreement is held to be
           ------------
illegal, invalid, or unenforceable, such provision shall be fully severable, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected thereby.

     8.19  Lender Not in Control.  None of the covenants or other provisions
           ---------------------
contained in this Agreement shall, or shall be deemed to, give Lender the Right or power to exercise control over the affairs or management of either Borrower, the power of Lender being limited to the Right to exercise the remedies provided in SECTION 7.
   ---------

     8.20  Entirety and Amendments.  THIS AGREEMENT AND THE OTHER LOAN
           -----------------------
DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. This Agreement and the other Loan Documents embody the entire agreement among Parent, Borrowers and Lender and supersede all prior proposals, agreements and understandings relating to the subject matter hereof. Each Borrower and Parent certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth herein and the other Loan Documents of even date herewith.

     8.21  Multiple Counterparts.  This Agreement may be executed in a number
           ---------------------
of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one Agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     8.22  Petroleum Terms.  All petroleum terms used herein and in the other
           ---------------
Loan Documents including without limitation the terms "working interest," "net revenue interest," "proved reserves," "proved developed reserves," "proved developed producing reserves," "proved developed nonproducing reserves" and "proved undeveloped reserves" have the meanings given such terms from time to time and at the time in question by the Society of Petroleum Engineers of the American Institute of Mining Engineers.

     8.23   Amendment and Restatement of Original Loan Agreement.  This
            -----------------------------------------------------
Agreement and the Notes are given in amendment, restatement, renewal and extension (but not in novation, extinguishment or satisfaction) of the Original Loan Agreement and the promissory notes executed in connection therewith. All liens and security interests securing payment of the obligations under the Original Loan Agreement and such promissory notes are hereby collectively renewed, extended, rearranged, ratified and brought forward as security for the payment and performance of the Obligation. With respect to matters relating to the period prior to the date hereof, all of the provisions of the Original Loan Agreement and the promissory notes, security agreements and other documents, instruments or agreements executed in connection therewith are hereby ratified and confirmed and shall remain in force and effect.

     EXECUTED as of the day and year first mentioned.

                              PGP II, L.P.

                              By:   Petroglyph Energy, Inc., its general
                                    partner


                                    By:  /s/ Robert C. Murdock
                                        ----------------------------------------
                                         Robert C. Murdock,
                                         President

                              PETROGLYPH GAS PARTNERS, L.P.

                              By:   Petroglyph Energy, Inc., its general partner

                                    By:  /s/ Robert C. Murdock
                                        ----------------------------------------
                                         Robert C. Murdock,
                                         President

                              PETROGLYPH ENERGY, INC.


                              By:   /s/ Robert C. Murdock
                                  ----------------------------------------------
                                    Robert C. Murdock
                                    President


                              THE CHASE MANHATTAN BANK


                              By:    /s/ Mary E. Gherty
                                  ----------------------------------------------
                              Name:  Mary E. Gherty
                                    --------------------------------------------
                              Title: Managing Director
                                     -------------------------------------------

                                 SCHEDULE 3.1

                       CLOSING DOCUMENTS AND CONDITIONS
                       --------------------------------


     (a) Loan Agreement.  This Agreement shall have been duly executed and
         --------------
delivered to Lender by Parent and Borrowers.

     (b) Notes.  Lender shall have received the Notes dated the Closing Date,
         -----
conforming to the requirements of the Agreement and executed by Borrowers.

     (c) Parent Guaranty.  Lender shall have received the Parent Guaranty,
         ---------------
conforming to the requirements of the Agreement and executed by Parent.

     (d) Well Certificates.  Borrowers shall have delivered to the Lender
         -----------------
certificates for each producing well and each unit containing producing wells located on the oil and gas properties described in the PGP Oil and Gas Mortgage (together with those PGP II Oil and Gas Mortgages delivered to Lender by PGP II as of the Original Closing Date, and as updated as of the Closing Date, the "Well Certificates"), which Well Certificates shall be in the form of EXHIBIT K
------------------                                                    ---------
attached hereto or otherwise in form and substance acceptable to Lenders containing the information as provided for therein, which shall be satisfactory to the Lender.

     (e) Spanish Peaks Pledge Agreement.  Lender shall have received the Spanish
         ------------------------------
Peaks Pledge Agreement, conforming to the requirements of the Agreement and executed by PGP II.

     (f) Gas Contracts.  Lender shall have received copies of all gas sales
         -------------
and/or gathering and/or transportation, and/or processing contracts covering the Mortgaged Property in form and substance satisfactory to the Lender.

     (g) Oil and Gas Mortgages.  The PGP Oil and Gas Mortgage substantially in
         ---------------------
the form and upon the terms of EXHIBIT F attached hereto, dated the Closing
                               ---------
Date, shall have been executed and delivered by PGP to Lender and create a first lien on Proven Reserves constituting at least eighty percent (80%) of discounted present value of all Proven Reserves held by PGP and reflected in the Reserve Report, as determined by Lender in its sole discretion. An Amendment to the existing PGP II Oil and Gas Mortgage substantially in the form and upon the terms of EXHIBIT E attached hereto, and a new PGP II Oil and Gas Mortgage
         ---------
covering PGP II's properties in the Raton Basin of Colorado in the form and upon the terms of EXHIBIT E hereto, each dated the Closing Date, shall have been
             ---------
executed and delivered by PGP II to Lender.

     (h) Financing Statements.  All Uniform Commercial Code financing statements
         --------------------
required or, in Lender's opinion, advisable to be filed in order to create, in favor of the Lender, a first priority perfected Lien on the Collateral with respect to which a Lien can be perfected by means of filing a Uniform Commercial Code financing statement, shall have been properly executed and delivered to Lender, and all necessary filing, subscription and inscription fees and all recording and other similar fees, and all taxes and other expenses related to such filings and recordings have been paid in full by or on behalf of Borrowers.

     (i) UCC Searches.  Lender shall have received the results of Uniform
         ------------
Commercial Code searches showing all filings on file against Borrowers (their predecessors) in the office of the Secretary of State of each of Texas, Kansas, Colorado, Utah and each county in such state and such other offices as Lender may require, each such search dated a date reasonably close to the Closing Date.

     (j) Releases and/or Assignments.  Lender shall have received fully executed
         ---------------------------
releases and/or assignments of all existing Liens on the Collateral (other than Liens shown on SCHEDULE 4.13).
               -------------

     (k) Legal Opinion.  Lender shall have received the opinion dated the
         -------------
Closing Date and addressed to Lender, of legal counsel to the Credit Parties, such opinion to be substantially in the form of EXHIBIT L to this Agreement,
                                                ---------
subject to modifications as Lender in its sole discretion may permit.

     (l) Opinion of Local Counsel.  Lender shall have received favorable
         ------------------------
opinions dated the Closing Date and addressed to Lender, of local counsel to the Borrowers in Utah and Colorado. Such opinion to be substantially in the form of EXHIBIT M to this Agreement, subject to modifications as Lender in its sole
---------
discretion may permit; and

     (m) Solvency Certificates.  Lender shall have received a solvency
         ---------------------
certificate in the form of EXHIBIT N  to this Agreement executed by an executive
                           ----------
officer of the general partner of PGP and PGPII.

     (n) Representations and Warranties, Defaults and Judgments.  Lender shall
         ------------------------------------------------------
have received a certificate from the chief executive officer of Parent and PEI Kansas dated the Closing Date to the effect that: (i) the representations and warranties made by Borrowers and Parent in the Agreement and the other Loan Documents to which any Credit Party is a party or which are contained in any certificate, document or financial or other statement of any Credit Party furnished at any time under or in connection with the Agreement or the other Loan Documents shall be correct on and as of the date requested for the making of such loan as if made on and as of such date, (ii) no Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the advance to be made on such date, and (iii) no outstanding or unpaid judgment and no actions, suits or proceedings before any court or before any governmental or administrative body or agency which might prevent or preclude the consummation of the transactions contemplated by the Agreement or the other Loan Documents to which either Borrower is a party are pending or to the best of either Borrower's knowledge, threatened against such entity.

     (o) Corporate and Partnership Matters.  Lender shall have received
         ---------------------------------
resolutions, certificates of governmental authorities, certificates of the secretary of the Credit Parties (or their general partners), and such other documents, instruments and agreements as Lender shall request relating to or evidencing (a) the organization and existence of each Credit Party, (b) the status of payment of franchise taxes by each Credit Party, (c) the proper qualification of each Credit Party to conduct business as a foreign corporation or a foreign limited partnership in each jurisdiction in which its operations or properties require the same, (d) the proper authorization and execution of each of the Loan Documents, and (e) the capital and organizational structure of the Credit Parties.

     (p) Copies of Material Contracts.  Lender shall have received a copy of
         ----------------------------
each Material Contract pertaining to the Proven Reserves owned by Borrowers which either (i) affects Borrowers' title to the Proven Reserves or otherwise affects the value, use or operation of the Proven Reserves in any material respect or (ii) creates or evidences a material obligation or liability on the part of Borrowers.

     (q) Title Opinions.  Borrowers shall have caused to be delivered to the
         --------------
Lender current favorable title opinions with respect to the Mortgaged Property owned by Borrowers covering at least 80% of the value of Borrowers' Proven Reserves in the Mineral Interests. Each title opinion (i) shall be addressed to Lender and issued by counsel to Borrowers that is experienced in the examination of title to oil and gas properties, (ii) shall confirm the priority of the Lien created by the Oil and Gas Mortgage and (iii) shall opine as to such matters incident to such properties as the Lender may reasonably request including the following with respect to the Mineral Interests in the particular Oil and Gas Leases being reviewed:

         (A) Borrowers have good and marketable title to such oil and gas properties to the extent of their Mineral Interests as specified therein, free and clear of all Liens other than Permitted Liens.

         (B) Subject to the Material Contracts described on Exhibit "A" to the Mortgage, each Borrower is entitled to receive, after giving effect to all royalties, overriding royalties and other burdens payable out of production, a decimal share of all Hydrocarbons produced and sold from such oil and gas properties, before and after payout, not less than that set forth in the opinion.

         (C) Subject to the Material Contracts described on Exhibit "A" to the Mortgage, each Borrower's operating interest in such oil and gas properties is not obligated to bear a decimal share of all costs and expenses from the operation thereof in excess of that set forth therein.

         (D) Subject to the Material Contracts described on Exhibit "A" to the Mortgage, the Liens created by the Oil and Gas Mortgage are first in right and prior in time and superior to all other Liens against such Mineral Interests in such oil and gas properties.

     (t) Same Interests.  The Mineral Interests in the Mortgaged Properties
         --------------
shall not be less than the Mineral Interests for such properties furnished by the Borrowers to the Lender in connection with its credit evaluation for this credit facility.

     (u) Location of Producing Wells.  The Borrowers shall have delivered to the
         ---------------------------
Lender evidence satisfactory to the Lender confirming that each of the producing wells contained in the units described in each Well Certificate delivered by the Borrowers is located on an Oil and Gas Lease or Oil and Gas Leases (i) covered by the title opinions and (ii) described in the exhibit to an Oil and Gas Mortgage.

     (v) Insurance.  Lender shall have received from Borrowers evidence
         ---------
satisfactory to Lender as to the satisfaction of the requirements relating to insurance set forth in SECTION 5.1(b) of the Agreement.
                       -------------

     (w)  Equity Interests of Borrowers.  No Person other than the Persons
          -----------------------------
listed on Part I of SCHEDULE 4.18 to the Agreement shall hold any shares of the
                    -------------
equity of any Credit Party, or rights thereto.

     (x)  Other Agreements.  All of the other Loan Documents shall be in full
          ----------------
force and effect.

     (y)  Regulatory Approvals; Consents.  Lender shall have received evidence
          ------------------------------
satisfactory to Lender that all requisite regulatory approvals and consents of any other Person with respect to the transactions contemplated by the Agreement and the other Loan Documents have been obtained in order to consummate the transactions contemplated hereby.

     (z)  Absence of Changes.  Lender shall have received evidence satisfactory
          ------------------
to Lender including, without limitation, a certificate executed by the chief financial officer of Borrowers, to such effect, that no material adverse change has occurred in the business, assets, operations, prospects or financial or other condition of the Credit Parties since the date of the most recent Current Financials.

     (aa) Current Financials.  Lender shall have received copies of the Current
          ------------------
Financials, each certified by an appropriate executive officer of Parent and a letter from each Borrower and Parent addressed to their independent certified public accountants, authorizing such accountants to disclose to Lender any and all financial statements and other supporting financial documents and schedules, including copies of any management letter with respect to the business, financial condition and other affairs of Borrowers.

     (ab) Fees and Expenses.  Subject to SECTION 5.1(j), Borrowers shall have
          -----------------              --------------
paid to Lender (i) all fees to be received by Lender pursuant to this Agreement or any other agreement accrued through the Closing Date, and (ii) an amount equal to the estimated costs and out-of-pocket expenses of Lender's counsel incurred in connection with the preparation, execution, and delivery of the Loan Documents and the consummation of the transactions contemplated thereby.

     (ac) Warrant.  The Warrant Agreement, Warrant Certificate and Registration
          -------
Rights Agreement substantially in the form and upon the terms of EXHIBITS O, P
                                                                 -------------
AND Q, respectively attached hereto, dated the Closing Date, shall have been
-----
executed and delivered by Parent and PGP (as applicable) to Lender.

     (ad) Other Documents.  Such other agreements, documents, instruments,
          ---------------
opinions, certificates, and evidences as Lender may request.

                                 SCHEDULE 4.4

                                  PRIOR NAMES
                                  -----------


Corporate or Trade Names
------------------------

PEI - Kansas:       Bishop Energy, Inc.
POC:                Bishop Operating Company, Inc.


Merger, Combination or Consolidation
------------------------------------

None.


Assets Acquired
---------------

None.

                                 SCHEDULE 4.8

                                  LITIGATION
                                  ----------


                                     None.

                                 SCHEDULE 4.11

                            EMPLOYEE BENEFIT PLANS
                            ----------------------


                                 See Attached.

                                 SCHEDULE 4.13

                                PERMITTED LIENS
                                ---------------


     1. Pledges or deposits made to secure payment of worker's compensation, or to participate in any fund in connection with worker's compensation, unemployment insurance, pensions, or other social security programs, provided that such Liens may not attach or relate to any Mineral Interest;

     2. Encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, none of which impair the use of such property by the Person in question in the operation of its business, and none of which is violated by existing or proposed structures or land use;

     3. The following to the extent no Lien has been filed in any jurisdiction or agreed to: Liens for Taxes not yet due and payable; mechanics' materialmen warehousemen, carriers, operators, or other like liens incident to the exploration, development, operation and maintenance of the Oil and Gas Leases, for services or materials for which payment is not yet due and payable; and landlord's Liens for rental not yet due and payable and which, to the extent the same encumbers any of the Collateral, is subordinate to Liens in favor of Lender;

     4.   Existing Burdens;

     5.   Permitted Purchase Money Liens;

     6.   In respect of the Mineral Interests:

                (i) minor defects in title which do not affect the marketability thereof or restrict the full use and other benefits of ownership by the Borrowers or the ability of the Borrowers to receive a share of production or proceeds from, allocated to, or attributable to such Mineral Interests equal to the net revenue interest of the Borrowers therein as represented herein or in the other Borrowing Documents, and which are customarily waived by reasonable and prudent operators; and

                (ii) Liens under operating agreements, pooling orders, communitization and unitization agreements, subject to the provisions of SECTION 4.9; and
             -----------

     7.   Agreements shown on Exhibit A to Oil and Gas Mortgage.

                                 SCHEDULE 4.15

                                   CONSENTS
                                   --------


                                     None.

                                 SCHEDULE 4.16

                              ENVIRONMENTAL LAWS
                              ------------------


Violations
----------

None.


Notices
-------

None.

                                 SCHEDULE 4.18

                                   OWNERSHIP
                                   ---------


                                 See Attached.

                                 SCHEDULE 4.18

                                   OWNERSHIP
                                   ---------

Part I (Before Exchange)

  1.  Ownership of PGP
      ----------------

      PEI-Kansas                         4.65% general partnership interest

      Natural Gas Partners, L.P.      )
      Natural Gas Partners II, L.P.   )
      Natural Gas Partners III, L.P.  )
      R. Gamble Baldwin               ) 95.35% limited partnership interest
      Albin Income Trust              )
      John S. Foster                  )
      Kenneth A. Hersh                )
      Bruce B. Selkirk, III           )

  2.  Ownership of PGP II
      -------------------

      PEI-Kansas                            1% general partnership interest
      PGP                                  99% limited partnership interest

  3.  Ownership of PEI-Kansas
      -----------------------

      S. Kennard Smith                          15.0%
      Robert C. Murdock                         42.5%
      Robert A. Christensen                     42.5%

  4.  Ownership of POC
      ----------------

      PGP                                        100%

  5.  Ownership of Spanish Peaks Gathering L.L.C.
      -------------------------------------------

      PGP II                                      80%
      Infinity Oil & Gas, Inc.                    20%

  6.  Ownership of Parent
      -------------------

      (No outstanding shares)

Part II (After Exchange)

  1.  Ownership of PGP
      ----------------

      PEI-Kansas        between 4.65 & 14.65% general partnership interest
      Parent            between 85.35 & 95.35% limited partnership interest

  2.  Ownership of PGP II
      -------------------

      PEI-Kansas                           1% general partnership interest
      PGP                                 99% limited partnership interest

  3.  Ownership of PEI-Kansas
      -----------------------

      Parent                             100%

  4.  Ownership of POC
      ----------------

      PGP                                100%

  5.  Ownership of Spanish Peaks Gathering, L.L.C.
      --------------------------------------------

      PGP II                              80%
      Infinity Oil & Gas, Inc.            20%

  6.  Ownership of Parent
      -------------------

                                                                           Percentage of
                                                                            Shares Owned
                                                                        --------------------
                                                         Number of      Prior to     After
Name and Address of Beneficial Owner                    Shares Owned    Offering    Offering
------------------------------------                    ------------    --------    --------
Natural Gas Partners, L.P. .........................     1,124,276       39.68%      21.76%
777 Main Street, Suite 2700
Fort Worth, Texas 76102

Natural Gas Partners II, L.P. ......................       641,160       22.63%      12.41%
777 Main Street, Suite 2700
Fort Worth, Texas 76102

Natural Gas Partners III, L.P. .....................       719,581       25.40%      13.93%
777 Main Street, Suite 2700
Fort Worth, Texas 76102

R. Gamble Baldwin(1) ...............................     1,141,474       40.29%      22.09%
c/o Natural Gas Partners, L.P.
777 Main Street, Suite 2700
Fort Worth, Texas 76102

---------------
(1) Includes (i) 17,198 shares held by Mr. Baldwin and (ii) 1,124,276 shares held by Natural Gas Partners, L.P., over which Mr. Baldwin exercises voting and investment power. R. Gamble Baldwin is the sole general partner of G.F.W. Energy, L.P., which is the sole general partner of Natural Gas Partners, L.P.

                                                                   Percentage of
                                                                    Shares Owned
                                                              ------------------------
                                               Number of      Prior to         After
Director and Executive Officers               Shares Owned    Offering        Offering
-------------------------------               ------------    --------        --------
David R. Albin (1)(2)........................   1,412,336       49.85%          27.34%
Kenneth A. Hersh (1)(3)......................   1,373,640       48.48%          26.59%
A. J. Schwartz...............................          --          --              --
Robert C. Murdock............................     109,925        3.86%           2.12%
Robert A. Christensen........................     109,925        3.86%           2.12%
Sidney Kennard Smith.........................      38,575        1.36%               *
Tim A. Lucas.................................          --          --              --
All executive officers and directors
  as a group (7 persons).....................   1,682,400       59.38%          32.56%

-----------------------
*    Represents less than 1% of outstanding Common Stock.
(1) David R. Albin and Kenneth A. Hersh are each managing members of the general partner of Natural Gas Partners II, L.P. and Natural Gas Partners III, L.P. As such, Mr. Albin and Mr. Hersh may be deemed to share voting and investment power with respect to the 1,360,741 shares beneficially owned by Natural Gas Partners II, L.P. and Natural Gas Partners III, L.P. and these shares are included in the total number of shares reported for each. Each of Mr. Albin and Mr. Hersh disclaims beneficial ownership of such shares.
(2)  Includes 51,595 shares held in trust for Mr. Albin.
(3)  Includes 12,899 shares owned by Mr. Hersh.


Part III
                           Schedule 4.18 (continued)

1.      Warrant Agreement

2.      Registration Rights Agreement

3.      Exchange Agreement

4. Amended and Restated Limited Partnership Agreement of PGP dated as of April 15, 1993 Amended and Restated as of September 28, 1995

5.      Limited Partnership Agreement of PGP II dated as of May 1, 1995

6.      Stock Purchase and Redemption Agreement among Robert C. Murdock, Robert
        A. Christensen, and S. Kennard Smith, stockholders of PEI-Kansas, effective October 1, 1994

7. Registration Rights Agreement between Parent and Natural Gas Partners, L.P., Natural Gas Partners II, L.P., Natural Gas Partners III, L.P., Robert C. Murdock, Robert A. Christensen, Sidney Kennard Smith, the Albin Income Trust, R. Gamble Baldwin, John S. Foster, Kenneth A. Hersh, and Bruce B. Selkirk, III.

8. 1997 Incentive Stock Option Plan of Parent pursuant to which an aggregate 375,000 shares of common stock have been authorized and reserved for issuance to eligible participants. Options on a total of 260,000 shares have been granted at an exercise price equal to the price to the public set forth in the Parent's Prospectus filed with the SEC on August 22, 1997.

9. Thirty-day over-allotment option to purchase up to 350,000 shares of common stock of Parent to the underwriters as described on the Parent Prospectus filed with the SEC on August 22, 1997.

                                SCHEDULE 5.2(a)

                                PERMITTED DEBT
                                --------------


                                     None.

                                 SCHEDULE 8.1

                                    NOTICES
                                    -------


BORROWERS AND
PARENT:        PGP II, L.P.
               6209 North Highway 61
               Hutchinson, Kansas  67502
               Telephone No.: (316) 665-8500
               Telecopy No.:  (316) 665-8577
               Attention:  Robert C. Murdock

               PETROGLYPH GAS PARTNERS, L.P.
               6209 North Highway 61
               Hutchinson, Kansas  67502
               Telephone No.: (316) 665-8500
               Telecopy No.:  (316) 665-8577
               Attention:  Robert C. Murdock

               PETROGLYPH ENERGY, INC.
               6209 North Highway 61
               Hutchinson, Kansas  67502
               Telephone No. (316) 665-8500
               Telecopy No.:  (316) 665-8577
               Attention:  Robert C. Murdock

LENDER:        THE CHASE MANHATTAN BANK
               One Chase Manhattan Place
               Eighth Floor
               New York, New York 10081
               Telephone No.: (212) 552-7692
               Telecopy No.: (212) 552-5777
               Attention: Lynnette Lang

COPY TO:       GARDERE & WYNNE, L.L.P.
               3000 Thanksgiving Tower
               1601 Elm Street
               Dallas, Texas  75201
               Telephone No.: (214) 999-4723
               Telecopy No.:  (214) 999-4667
               Attention: William D. Young, Esq.

COPY TO:       TEXAS COMMERCE BANK NATIONAL ASSOCIATION
               2200 Ross Avenue
               Dallas, Texas 75201
               Telephone No.: (214) 965-2671
               Telecopy No.: (214) 965-2389
               Attention: Debbie Sowards

                                   EXHIBIT A
                                   ---------

                                ADVANCE REQUEST


                                [See attached.]

                                   EXHIBIT B
                                   ---------

                         FINANCIAL REPORT CERTIFICATE


                                [See attached.]

                                   EXHIBIT C
                                   ---------

                             MORTGAGED PROPERTIES


                                [See attached.]

                                   EXHIBIT D
                                   ---------

               ASSIGNMENT AND AMENDMENT OF OIL AND GAS MORTGAGES


                                [See attached.]

                                   EXHIBIT E
                                   ---------

                     PGP II COLORADO OIL AND GAS MORTGAGE


                                [See attached.]

                                   EXHIBIT F
                                   ---------

                           PGP OIL AND GAS MORTGAGE

                                   EXHIBIT G
                                   ---------

                                PARENT GUARANTY


                                [See attached.]

                                   EXHIBIT H
                                   ---------

                        SPANISH PEAKS PLEDGE AGREEMENT

                                [See attached.]

                                   EXHIBIT I
                                   ---------

                                FORM OF NOTE A

                                [See attached.]

                                   EXHIBIT J
                                   ---------

                                FORM OF NOTE B

                                [See attached.]

                                   EXHIBIT K
                                   ---------

                               WELL CERTIFICATES


                                [See attached.]

                                   EXHIBIT L
                                   ---------

                           LEGAL OPINION OF COUNSEL


                                [See attached.]

                                   EXHIBIT M
                                   ---------

                        LEGAL OPINION OF LOCAL COUNSEL


                                [See attached.]

                                   EXHIBIT N
                                   ---------

                             SOLVENCY CERTIFICATE

                                [See attached]

                                   EXHIBIT O
                                   ---------

                               WARRANT AGREEMENT

                                 [See attached]

                                   EXHIBIT P
                                   ---------

                              WARRANT CERTIFICATE

                                [See attached]

                                   EXHIBIT Q
                                   ---------

                         REGISTRATION RIGHTS AGREEMENT

                                [See attached]